                                                                  EXHIBIT 10.20

     Confidential Materials omitted and filed with the Securities and Exchange
                     Commission. Asterisks denote omissions.

                                SUPPLY AGREEMENT

                                     BETWEEN

             MANUFACTURERS' SERVICES SALT LAKE CITY OPERATIONS, INC.

                                       AND

                                3COM CORPORATION

                                TABLE OF CONTENTS

                                                                                                                    PAGE
                                                                                                                    ----
1.       DEFINITIONS..................................................................................................1

2.       PRECEDENCE OF DOCUMENTS......................................................................................5

3.       TERM OF AGREEMENT............................................................................................5

4.       PURCHASE COMMITMENT..........................................................................................5

5.       PRICING......................................................................................................6

6.       SUPPLY CHAIN OPERATIONS......................................................................................8

7.       MATERIALS MANAGEMENT........................................................................................14

8.       PURCHASES BY 3COM'S AUTHORIZED AGENTS.......................................................................19

9.       PACK-OUT, PACKING, MARKING, AND SHIPPING INSTRUCTIONS.......................................................20

10.      QUALITY STANDARDS AND CERTIFICATION.........................................................................20

11.      INSPECTION, TESTING, AND ACCEPTANCE.........................................................................22

12.      RETURN OF PRODUCT...........................................................................................23

13.      SUPPORT.....................................................................................................24

14.      WARRANTY....................................................................................................25

15.      CHANGES.....................................................................................................27

16.      PROTOTYPING AND ENGINEERING SERVICES........................................................................28

17.      INTELLECTUAL PROPERTY RIGHTS................................................................................29

18.      TERMINATION FOR CAUSE.......................................................................................30

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                                    PAGE
                                                                                                                    ----

19.      TERMINATION FOR CONVENIENCE.................................................................................31

20.      LIMITATION OF LIABILITY.....................................................................................31

21.      FORCE MAJEURE...............................................................................................31

22.      NONASSIGNABILITY............................................................................................32

23.      NOTICES.....................................................................................................32

24.      COMPLIANCE WITH LAWS........................................................................................33

25.      PATENT, COPYRIGHT AND TRADEMARK INDEMNITY...................................................................34

26.      GRATUITIES..................................................................................................35

27.      INSURANCE AND STATUTORY OBLIGATIONS.........................................................................35

28.      INSURANCE COVERAGE..........................................................................................35

29.      CONFIDENTIAL INFORMATION....................................................................................36

30.      PUBLIC ANNOUNCEMENTS........................................................................................37

31.      COUNTRY OF ORIGIN...........................................................................................38

32.      PROPERTY FURNISHED BY 3COM..................................................................................38

33.      GENERAL.....................................................................................................38

                                SUPPLY AGREEMENT

         THIS SUPPLY AGREEMENT (hereinafter referred to as "the Agreement"), dated and effective this 30th day of September 2000, ("Effective Date"), and the exhibits attached hereto between

         Manufacturers' Services Salt Lake City Operations, Inc., a company organized and existing under the laws of Delaware and having its principal place of business at 5742 West Harold Gatty Drive, Salt Lake City, Utah 84116 ("MSSLO") on the one hand and

         3Com Corporation, a company organized and existing under the laws of Delaware and having its principal place of business at 5400 Bayfront Plaza, Santa Clara, California 95052 ("3Com") on the other hand. "MSSLO and 3Com" are hereinafter also collectively referred to as "Parties" and individually as a "Party".

         WHEREAS, MSSLO agrees to manufacture and sell to 3Com the Products (as hereinafter defined) and 3Com agrees to purchase from MSSLO such Products, subject to the terms and conditions of this Agreement.

1.       DEFINITIONS

         A. "Affiliate" shall mean, with respect to any Party, any other party directly or indirectly controlling, controlled by, or under common control with such Party. For purposes of this definition, "control" when used with respect to any party, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such party, whether through the ownership of voting securities, by contract or otherwise; the terms "controlling" and "controlled" have meanings correlative to the foregoing. 3Com's Affiliates are identified in Exhibit E, which may be changed by written notice from 3Com to MSSLO from time to time.

         B. "AVL" shall mean approved vendor listing.

         C. "Blanket Purchase Order" shall mean 3Com's Blanket Purchase Order for a Build to Order Product. Blanket Purchase Orders shall reference this Agreement and include the mutually agreed Price (as defined in Section 6), but do not bind 3Com or MSSLO as to total quantities purchased, delivery dates, or the total dollar commitment of such Blanket Purchase Order.

         D. "Blanket Purchase Order Delivery Line Item" ("BPO Delivery Line Item") shall mean 3Com's purchase order document which is issued with reference to 3Com's Blanket Purchase Order. BPO Delivery Line Items are deducted from the balance quantity to be delivered under a Blanket Purchase Order and are governed by the price and delivery terms of the Blanket Purchase Order.

         E. "BOM" shall mean 3Com's Bill of Materials.

         F. "Build to Forecast" or "BTF" shall mean a procurement method whereby Purchase Orders are typically created to match 3Com's forecasted requirements. Products that are procured in this manner are called "BTF Products".

         G. "Build to Order" or "BTO" shall mean a procurement method whereby BPO Delivery Line Items are typically released to fulfill 3Com's clean shippable backlog or projected demand. Products are shipped against a Blanket Purchase Order Delivery Line Item. Products that are procured in this manner are called "BTO Products".

         H. 3Com's "Authorized Agent" shall mean any of 3Com's Affiliates, or any third party suppliers, subcontractors or contract manufacturers who desire to purchase Products or Materials and whose credit worthiness is reasonably acceptable to MSSLO, who purchase on a letter of credit basis, or whose payment obligations are guaranteed by 3Com. 3Com's initial Authorized Agents are identified in Exhibit E, which may be changed from time to time by written agreement between 3Com and MSSLO.

         I. "3Com Controlled Materials" shall mean those Materials that are not MSSLO Controlled Materials.

         J. "Chicago Facility" shall mean that property that is the subject of that certain Lease Agreement of even date herewith by and between 3Com and MSSLO.

         K. "Consigned Materials" shall mean Materials located at the Facility which are owned by 3Com.

         L. "Days" shall mean calendar days unless otherwise specified.

         M. "Defective Product" shall mean any Product that does not conform to the Specifications in accordance with Section 10(C).

         N. "Epidemic Defects" shall mean a product field failure or defect

               (i) for which MSSLO is responsible pursuant to the warranty in
Section 14

              (ii) which occurs at a rate equal to or greater than either (1) one half percent (.50%) on all high volume Products (more than 10,000 manufactured per quarter) or (2) two percent (2%) for all other Products,

             (iii) during any two (2) consecutive months of shipments

              (iv) that occurs with the same or related products, and

               (v) with the same cause as consistently measured or tested.

         O. "Excess Materials" shall mean Unique Materials on hand and ordered consistent with 3Com's forecast at agreed-upon leadtimes (or otherwise approved for purchase by 3Com as Excess Leadtime Materials (as defined in Section 7A)), and for which the forecasted use is in excess of sixty (60) days resulting from 3Com's cancellations, reschedules or other delays or changes caused by 3Com.

         P. "Facility" shall mean the Chicago Facility or any MSSLO manufacturing location that has been mutually audited and approved by the Parties as qualified for the manufacture of Products.

         Q. "Finished Goods Inventory" or "FGI" shall mean Products ready for shipment maintained at the Facilities.

         R. "Finished Goods Stockroom" shall mean the section of MSSLO's facility designated as the area where the Product is delivered to 3Com.

         S. "Industry Allocated" shall mean Materials having unstable market conditions, unpredictable pricing, or unpredictable supply availability.

         T. "Materials" shall mean component line items on the BOM, which are collectively assembled to produce the Product.

         U. "Manufacturing Lead Time" shall mean the total aggregate lead time of that component of the Product having the longest lead time, plus the time necessary for receiving and inspecting all components for such Product, manufacturing the Product, and systems integration, test and distribution, all as mutually agreed upon by MSSLO and 3Com.

         V. "MRP" shall mean Materials requirements planning.

         W. "MSL" shall mean Manufacturers' Services Limited, a company organized and existing under the laws of Delaware and having its principal place of business at 300 Baker Avenue, Concord, Massachusetts 01742.

         X. "MSSLO Controlled Materials" shall mean all Materials listed on Exhibit D, as amended from time to time by mutual agreement.

         Y. "New Products" shall mean any Products not released for production at the Chicago Facility as of the Effective Date.

         Z. "NRE" shall mean non-recurring engineering expenses.

          AA. "Obsolete Materials" shall mean Unique Materials on hand and ordered consistent with 3Com's forecast at agreed-upon leadtimes (or otherwise approved for purchase by 3Com as Excess Leadtime Materials) which can no longer be used for their designated Product and/or for which there is no forecast for the following twelve (12) months.

         BB. "Performance Standards and Metrics" shall mean those performance standards and metrics set forth in Exhibit F, as may be modified from time to time by mutual written agreement of the Parties.

         CC. "PPV" shall mean purchase price variance.

         DD. "Product(s)" shall mean the product(s) identified by 3Com's part number or assembly identification name as more fully described in 3Com's Specifications.

         EE. "Purchase Order" shall mean 3Com's written purchase order form or other format mutually agreed upon by the Parties and any documents incorporated therein by reference, used to order Products under BTF.

         FF. "Quarter" or "quarter" shall mean 3Com's fiscal quarter, unless otherwise specified as "calendar quarter."

         GG. "RIP" shall mean Revenue Interlock Process whereby MSSLO gives 3Com information regarding MSSLO's worldwide (by Asia-Pacific region, Europe/Middle East & Africa region, or Americas region) ability to ship current backlog orders and forecasted orders for the balance of the quarter, and MSSLO reports to 3Com with regard to on-time delivery to 3Com or 3Com's customers.

         HH. "RMA" shall mean return material authorization.

         II. "Services" shall mean the services rendered by MSSLO at 3Com's request under this Agreement, the Distribution Agreement or the RMA Agreement, excluding NRE.

         JJ. "Specifications" shall mean 3Com's specifications as shown on Exhibit B, attached, which also hereby by reference include IPC-610B Class 2 workmanship standards as modified from time to time and the then currently accepted commercial manufacturing practices.

         KK. "Supply Response" shall mean monthly process whereby MSSLO gives 3Com a commitment of MSSLO's ability to meet demand in each 3Com region by SKU by week for the current and next quarter. Any potential shortfalls are identified and corrective action documented.

         LL. "Unique Materials" shall mean (i) custom (i.e. specifically designed for the Products) Materials, (ii) Industry Allocated industry standard Materials or (iii) noncancellable and nonreturnable industry standard Materials, provided that 3Com authorizes, in writing, ordering of such Materials on a noncancellable and nonreturnable basis.

         MM. "Value Add" shall mean the price charged for Products to 3Com, excluding cost of Materials used in the assembly of Products and excluding the cost of New Product engineering support and services, any charge for prototype/pilot work, any services performed under the RMA or Distribution Agreements and NRE.

         NN. "WIP" shall mean work in progress.

     Confidential Materials omitted and filed with the Securities and Exchange
                     Commission. Asterisks denote omissions.

2.       PRECEDENCE OF DOCUMENTS

         The precedence of documents between 3Com and MSSLO shall be:

         A. This Agreement, as it may be amended in writing by mutual agreement.

         B. A Purchase Order or Blanket Purchase Order.

         C. A BPO Delivery Line Item

         D. 3Com's non-binding forecast.

3.       TERM OF AGREEMENT

         This Agreement shall become effective on the Closing Date. This Agreement shall expire twenty-four (24) months after the Closing Date ("Initial Term"), unless this Agreement is terminated earlier pursuant to
Section 18 or 19 or extended pursuant to a written agreement between the parties beyond the Initial Term for a period of one (1) year. Minimum capacity, purchase and related obligations pursuant to Section 4 and the pricing provisions of Section 5 shall terminate upon expiration of the Initial Term. The Initial Term, along with any extension, is referenced herein as the "Term" of this Agreement.

4.       PURCHASE COMMITMENT

         3Com agrees to purchase Products **** of **** during the **** and **** during the **** exclusive of any Products purchased by 3Com from MSSLO not pursuant to this Agreement. ****. During the **** of the **** to be **** otherwise. During the Initial Term and any extensions of this Agreement, MSSLO will accept Purchase Orders and BPO Delivery Line Items consistent with the terms and conditions of this Agreement. Notwithstanding the foregoing, if MSSLO fails to meet the Performance Standards and Metrics set forth in Exhibit F on a monthly basis in all material respects, or otherwise fails to materially comply with its obligations hereunder, or MSSLO fails to make the Minimum Commitment available to 3Com in accordance with 3Com's orders in any Quarter due to a Materials shortage or otherwise (not directly caused by 3Com), or MSSLO is unable to ship or provide Products as a result of manufacturing quality issues, 3Com will be under no obligation to reach the Minimum Commitment in any Quarter in which any such noncompliance exists, but will otherwise be obligated to reach the Minimum Commitment in subsequent Quarters if such noncompliance is cured within the Initial Term.

         If MSSLO fails to meet the Performance Standards and Metrics set forth in Exhibit F for one or more Product Lines (as defined below) on a monthly basis for two (2) consecutive months or on a monthly basis for any two (2) months over a three (3) month period, then 3Com shall have the right to reduce the Minimum Commitment for the duration of the Initial Term by an amount equal to the Value Add attributable to such Product Lines immediately prior to the first failure to meet the Performance Standards and Metrics resulting in such reduction in the Minimum Commitment to the extent that 3Com does not order such Product Lines. As used herein, the term "Product Line" shall mean all inclusive stock keeping units that make up a set of similar Products. The Parties

     Confidential Materials omitted and filed with the Securities and Exchange
                     Commission. Asterisks denote omissions.

acknowledge that, as of the Effective Date, there are five (5) Product Lines manufactured at the Chicago Facility: cable modem, DSL, Carrier products (excluding Carrier cabinet integration), NBX and video cameras.

         Additionally, for any New Products which are proposed for manufacturing at the Facility, the parties agree that for such New Products, 3Com will work with MSSLO in a cooperative manner to allow MSSLO to develop in a timely manner a manufacturing plan for the New Products. MSSLO agrees that, as to New Products, proper product qualification as mutually agreed to by the Parties will be achieved. Additionally, delays in New Product qualification that are directly or primarily caused by MSSLO or MSSLO agents or otherwise reasonably under MSSLO's control will result in a reduction from 3Com's Minimum Commitments at a rate of Product lost Value Add multiplied by weekly scheduled volume for each week of delay.

         Failure by MSSLO to provide sufficient capacity to meet 3Com's Minimum Commitment for reasons that are within MSSLO's reasonable control shall result in, upon written notice to MSSLO, an equivalent decrease in the Minimum Commitment; provided, however, if MSSLO fails to provide sufficient capacity in any two Quarters during the Initial Term, then 3Com may either terminate this Agreement or receive the applicable equivalent decrease in the then current Minimum Commitment. If 3Com does not exercise such right, any subsequent failures by MSSLO to provide sufficient capacity during the Initial Term will also allow 3Com the right to either terminate this Agreement or to receive the applicable equivalent decrease in the then current Minimum Commitment. 3Com acknowledges that if MSSLO notifies 3Com that remaining and projected demand is approaching the maximum capacity remaining in the Quarter and 3Com chooses not to release BPO Delivery Line Items to fulfill projected demand, any resulting failure by MSSLO to provide sufficient capacity is not within MSSLO's reasonable control.

         A. OVERAGE IN PURCHASE. Any overage in purchase of Products of no more than **** percent (****%) that occurs during any Quarter will be credited towards the subsequent Quarter and any deficit in purchase of Products of no more than **** percent (****%) in any Quarter may be made up in the next Quarter to the extent there is not a deficit in such subsequent Quarter. 3Com shall pay MSSLO any deficit not so made up.

         For any Quarter in which there is a deficit of more than **** percent (****%), 3Com shall pay MSSLO the amount by which the deficit exceeds **** percent (****%) (a "Deficit Payment").

         For any Quarter immediately following a Quarter (i) for which a Deficit Payment was made and (ii) in which 3Com exceeds its Minimum
Commitment, MSSLO will credit 3Com with such overage to the extent it is less than or equal to **** percent (****%) of the prior Quarter's Minimum Commitment.

5.       PRICING

         A. GENERAL.The initial prices for certain Products sold pursuant to this Agreement are set out in Exhibit A-3 to this Agreement (hereinafter referred to as "Prices"). All Prices shall be in US Dollars.

     Confidential Materials omitted and filed with the Securities and Exchange
                     Commission. Asterisks denote omissions.

         MSSLO agrees to price each Product manufactured within a Product family or similar Product family similarly using the model set forth in Exhibit A-2. MSSLO agrees to price all current Product volumes manufactured (with the exception of end-of-life Products or as otherwise mutually agreed) using the prescribed methodology as set forth in this Agreement. The model shall be set so that when New Products are introduced the price is easily calculable. The New Products will be priced using the pricing model that has been developed at the Chicago Facility. Unit manufacturing through-put times relating to New Products will be generated by MSSLO in the same fashion that they have been historically generated by the Chicago Facility. Product mix changes shall not impact the pricing mechanism, and the Parties agree that there is no Product mix requirement during the Term of the Agreement. The pricing for the Products set forth in Exhibit A-3 will be the price ceiling.

         The baseline value added spending pool that will be used to calculate initial value added pricing in Q201 and value added pricing in remaining Quarters of the Initial Term is set forth in Exhibit A-1.

         For all potential new business after the Effective Date, at 3Com's request, MSSLO will submit responses to request for quotes to 3Com in the format set forth in Exhibit A-2. The formula for pricing will consist of the following: direct Materials cost and total labor costs (including overhead) and profits. The following details certain of the aforementioned items.

         B. **** Prices set forth in Exhibit A-3 will **** described in this paragraph. At the beginning **** for the **** of this Agreement **** for the **** and **** on **** and **** to be ****, which **** are set forth in Exhibit A. The amount **** shall be set forth on Exhibit A.

         If ****, this **** will apply to the ****. Any **** and/or **** that **** of the Product will be **** in the price **** will **** in the **** of the ****.

         C. DIRECT MATERIALS COST. Direct Materials cost for the Products will be based on a 3Com controlled AVL. MSSLO will price each Product's BOM using 3Com's controlled pricing for 3Com Controlled Materials and MSSLO's pricing (at actual purchase price) for MSSLO Controlled Materials. The BOM will be openly shared and jointly managed by both Parties to minimize total cost. Any MSSLO initiated changes to the AVL, which are approved by 3Com, that result in a cost reduction for 3Com in excess of the quarterly cost reduction set forth below will flow to MSSLO alone during the first three (3) months in which MSSLO receives the cost reduction. After the first three (3) months, the full cost savings will flow to 3Com. Both Parties will work together to establish strong supplier relationships and manage the communications and relationships as applicable as set forth in Section 7A (Commodity Management).

         Both Parties will aggressively manage their respectively controlled commodities as set forth in Exhibit D (Commodity Control Listing) to drive continuous cost reductions. MSSLO will notify 3Com as soon as possible of any new prices. Unless 3Com reasonably accepts the change, any price increase will not become effective. Notwithstanding the above, any adjustments in the purchased price variance (PPV) for 3Com Controlled Materials will be made at the end of the Quarter in which the variances occurred. Both Parties will work together with suppliers to avoid price increases.

         D. LABOR COSTS. Labor cost will include all elements of production assembly, test, inspection and associated manufacturing overhead (without profit) using the agreed upon rates set forth in Exhibit A-2 applied to each Product's assembly cost. Both Parties agree that production cost shall include all costs of manufacturing Products as well as costs associated with pack-out of finished goods, manuals, accessories, shrink-wrap around pack-out, and outer carton.

         MSSLO will share, subject to any relevant non-disclosure agreements and required supervision, the exact customer model used in the generation of final estimates as a vehicle for discussing opportunities for minimizing cost through design modifications and other means. Final pricing will be based on a formal MSSLO quotation accepted by 3Com.

         E. PREDICTED PRICING MODEL. On or before February 1, 2001, MSSLO shall provide 3Com with a predictive pricing proposal for incremental revenue beyond the Minimum Commitment.

6.   SUPPLY CHAIN OPERATIONS

         A. ROLLING FORECAST. 3Com will provide MSSLO with at least a twelve
(12) month rolling non-binding forecast, updated monthly. MSSLO will procure Materials at lead time, unless otherwise approved by 3Com to support 3Com's forecasts and flexibility requirements. 3Com will be liable for, and 3Com's liability with respect to the procurement of Materials will be limited to, Excess and Obsolete Materials as set forth in Section 7D and Section 7E of this Agreement. Except as otherwise agreed in writing, MSSLO will be responsible for managing the disposition and liability of all Materials that are not Unique Materials at no expense or liability to 3Com. 3Com may additionally specify in writing to MSSLO a maximum amount of Unique Materials and 3Com Controlled Materials. If 3Com elects to specify such maximum amount MSSLO will purchase only to that amount and will notify 3Com of the impact to 3Com's forecast and Purchase Orders and Blanket Purchase Orders.

         B. PRODUCTION CAPACITY.

         (i) All manufacturing hereunder will be conducted at the Chicago Facility unless otherwise mutually agreed. MSSLO shall make available the necessary capacity at the Chicago Facility, provided such capacity is in MSSLO's reasonable control, to meet 3Com's production requirements as provided by 3Com according to Section 4 (Purchase Commitment) and Section 6A (Rolling Forecast).

         (ii) MSSLO agrees to review forecasts provided by 3Com and advise 3Com if MSSLO anticipates that it will be unable to achieve the forecasts. 3Com's volume forecasts will be provided to MSSLO according to this Section 6. MSSLO agrees to provide 3Com with either (1) confirmation of feasibility of the forecast received, or (2) notice of specific feasibility issues with the forecast received within a maximum of five (5) business days of receiving the forecast.

         (iii) If 3Com's rolling forecast exceeds MSSLO's available maximum capacity at the Facility for 3Com, MSSLO shall advise 3Com of the limitations in the capacity by site and provide a response in writing as described in Section 4 (Purchase Commitment) and Section 6A (Rolling Forecast).

         (iv) 3Com agrees not to unreasonably withhold approval of additional production facilities in the event that MSSLO is unable to provide capacity to meet 3Com's Minimum Commitment at the Facilities. 3Com may otherwise withhold approval of the manufacture of Products at any other of MSSLO's locations or Facilities in its sole discretion.

          C. PURCHASE ORDERS, FLEXIBILITY, RESCHEDULES, CANCELLATIONS. 3Com will use two methods of order placement. For BTF Products, 3Com will provide standard Purchase Orders. For BTO Products, 3Com will provide Blanket Purchase Orders and will provide BPO Delivery Line Items for actual delivery of Product. Such Purchase Orders and BPO Delivery Line Items shall be 3Com's only commitment to purchase Products (subject to Section 4 above), and MSSLO's only authorization to ship Products to 3Com or its customers. MSSLO and 3Com agree to cooperate to define and develop program plans including statements of work, schedules, and implementation dates for an enhanced BTO process not later than four (4) months after the Effective Date. MSSLO and 3Com jointly agree to implement enhanced BTO improvements focusing on overall supply chain time and cost. The target objectives include delivery of a more responsive supply chain to 3Com's customers through an enhanced build-to-order and direct ship model resulting in a reduction in FGI without increasing supply chain cost.

         The current Products and their current corresponding purchase order type are set forth below*:


                     Purchase Order Type                               Product Lines Affected
         --------------------------------------------       -----------------------------------------
         Build-to-Forecast                                  NBX, video camera

         Build-to-Order                                     cable modem, DSL, Carrier products
                                                            (excluding Carrier cabinet integration)


         *Upon mutual written agreement with commercially reasonable notice to MSSLO, 3Com may add Products or modify Products and the related type of purchase orders.

         (a) BUILD-TO-FORECAST. For BTF Products, 3Com will provide a minimum of one (1) month continuous Purchase Order coverage. Purchase Orders may be submitted in the form of hard copy, by facsimile, or by electronic means if there is an appropriate agreement in place between 3Com and MSSLO. Purchase Orders will specify part numbers, quantity (which shall not be less than the economic minimum order size, as reasonably determined by MSSLO), prices, Product revisions, mutually agreed upon delivery dates, and delivery locations all of which shall be consistent with the terms hereof. Any terms or conditions contained in the Purchase Order or in MSSLO's acknowledgement or other document which are inconsistent with or in conflict with the terms and conditions contained in this Agreement or which increase or impose additional obligations, liabilities, or risks upon the other Party are hereby expressly rejected and shall have no effect. Purchase Orders will be for one part number per purchase order and indicate: (1)

     Confidential Materials omitted and filed with the Securities and Exchange
                     Commission. Asterisks denote omissions.

agreed-upon purchase price; (2) method for shipping, receiving and billing of a BTF Product; and (3) payment terms as defined in this Agreement.

         (b) BUILD-TO-ORDER. For BTO Products, 3Com will provide a minimum of three (3) months continuous, Blanket Purchase Order coverage. Blanket Purchase Orders and BPO Delivery Line Items may be submitted in the form of hard copy, by facsimile, or by electronic means if there is an appropriate agreement in place between 3Com and MSSLO. Blanket Purchase Orders will specify part numbers, total quantity, prices, Product revisions, end delivery date, and delivery locations all of which shall be consistent with the terms hereof. BPO Delivery Line Items will specify part numbers, quantity, prices, Product revisions, required delivery dates, and delivery locations all of which shall be consistent with the terms hereof. Any terms or conditions contained in the Blanket Purchase Order or in MSSLO's acknowledgement or other document which are inconsistent with or in conflict with the terms and conditions contained in this Agreement or which increase or impose additional obligations, liabilities, or risks upon the other Party are hereby expressly rejected and shall have no effect. Blanket Purchase Orders will be for one part number per Blanket Purchase Order and indicate: (1) agreed-upon purchase Price; (2) method for shipping, receiving and billing of Product; and (3) payment terms, all as defined in this Agreement.

         As 3Com provides MSSLO with continuing access to backlog information, MSSLO will monitor 3Com's backlog for BTO SKUs on a daily basis and schedule production to meet MSSLO's replenishment leadtime commitments. MSSLO will inform 3Com of its daily SKU shipment plan to support 3Com backlog. MSSLO will notify 3Com if the remaining and projected demand is approaching the maximum capacity remaining in the Quarter. Upon such notice, 3Com may release BPO Delivery Line Items to fulfill projected demand. 3Com will release BPO Delivery Line Items for BTO Products at least weekly to cover production activity confirmed by 3Com. BPO Delivery Line Items will be governed by the terms of the Blanket Purchase Order. Furthermore, the quantity of Products to be provided by the Blanket Purchase Order will be reduced by the quantity of Products indicated on the BPO Delivery Line Item.

         (c) Flexibility

         (i) REPLENISHMENT LEAD TIMES. When 3Com issues a Purchase Order or BPO Delivery Line Item, MSSLO must schedule within two (2) Days of MSSLO's receipt of the Purchase Order or BPO Delivery Line Item the delivery of Products. MSSLO agrees to meet the following turnaround times for 3Com's orders, from receipt of 3Com's Purchase Order or BPO Delivery Line Item to shipment to 3Com's customer or 3Com as required by the Purchase Order or BPO Delivery Line Item *:


                        PRODUCT LINE                          RLT (IN DAYS)
        ---------------------------------------               -------------
        DSL / Cable Modems / Carrier products                   **** days
        (excluding Carrier cabinet integration)

        NBX / Video Camera                                      **** days


     Confidential Materials omitted and filed with the Securities and Exchange
                     Commission. Asterisks denote omissions.

*Upon mutual written agreement and with commercially reasonable notice to MSSLO, 3Com may (i) add Products or modify Products and (ii) add or modify the number of Days.

         In the event MSSLO believes MSSLO can not meet these agreed upon RLTs, MSSLO agrees to notify 3Com and take immediate action to change the RLT to reflect MSSLO's actual turnaround time. MSSLO agrees to take immediate corrective action intended to restore the RLT turnaround time to the agreed upon RLTs, provided that, if a supplier of a 3Com Controlled Material is affecting such RLT, then 3Com in collaboration with MSSLO will take corrective action. Requirements in excess of remaining capacity may result in extended RLTs. 3Com acknowledges that RLT extensions may result if MSSLO notifies 3Com that remaining and projected demand is approaching the maximum capacity remaining in the Quarter and 3Com chooses not to release BPO Delivery Line Items to fulfill projected demand.

         3Com and MSSLO agree to, on a monthly basis, reconcile their respective data records that relate to open Purchase Order, Blanket Purchase Order, or BPO Delivery Line Item quantity and the quantity of Product ordered, shipped and delivered pursuant to 3Com's Purchase Orders, Blanket Purchase Orders, or BPO Delivery Line Items during the previous one-month period.

         If MSSLO does not have enough capacity to meet 3Com's orders beyond the Minimum Commitment, MSSLO will use commercially reasonable efforts to allocate capacity at the Facilities pro-rata based on value add among 3Com and other existing customers, to meet 3Com's requested increases in capacity beyond the Minimum Commitment. If any premium, expediting, or other increased charges over quoted costs are required in order to meet 3Com's increased requirements, they must be approved in advance and in writing by 3Com. 3Com agrees to pay for all such pre-approved costs that represent out-of-pocket costs incurred by MSSLO. In addition, MSSLO commits at no additional cost to 3Com to comply with the flexibility terms for Materials and capacity availability as defined below on a non-cumulative basis provided that MSSLO is not obligated to procure additional capital equipment to meet this obligation:


        MATERIALS AND CAPACITY AVAILABILITY                                 % UPSIDE ON THE
                                                                           REMAINDER OF UNITS
                                                                         COMMITTED BY MSSLO FOR
        NOTICE PERIOD BEFORE END OF 3COM'S FISCAL QUARTER                3COM'S FISCAL QUARTER
        -------------------------------------------------                ----------------------
        120 days                                                                   **** %

        90 days                                                                    **** %

        60 days                                                                    **** %

        30 days                                                                    **** %


         Notwithstanding the foregoing, MSSLO shall not be required to provide the above-listed upside to the extent that suppliers of 3Com Controlled Materials fail to provide flexibility in such materials sufficient to satisfy the above upsides. During the first year of the Initial Term, MSSLO shall not be required to provide any capacity beyond that provided by the twelve existing lines at the Chicago Facility.

         (ii) OUTWARD RESCHEDULES. 3Com may conduct unlimited outward reschedules. Any resulting impact on inventory shall be controlled including, without limitation, as described in Section 7D (Excess Materials), 7E (Obsolete Materials), Section 6D (Delivery) and Section 6E (Title Transfer).

         (iii) INWARD RESCHEDULES. 3Com may conduct unlimited inward reschedules pursuant to the guidelines outlined in the table in Section 6C.2 above. MSSLO will use commercially reasonable efforts to achieve requests above these guidelines and will respond within seven (7) Days with an analysis of possible consequences.

         (iv) CANCELLATIONS. 3Com may cancel Purchase Orders at any time. Upon receipt of such cancellation, MSSLO shall provide to 3Com the cost to finish production (labor, materials or changeover), the cost of Unique Materials, and the cost of WIP. 3Com shall determine within a maximum of five (5) business days, at its discretion, to scrap production, purchase Unique Materials and/or WIP, or finish production. A separate Purchase Order shall be issued reflecting 3Com's decision. In addition, 3Com may cancel Blanket Purchase Orders at any time.

         (v) CHANGES. For BTF Products, changes to Purchase Orders and/or forecasts will be consolidated in a timely manner by 3Com which will make commercially reasonable efforts to limit its requests to one request per week.

         (vi) PURCHASE ORDERS. Purchase Orders or BPO Delivery Line Items shall not be considered as accepted until confirmed in writing, by facsimile or electronically by an authorized representative of MSSLO. MSSLO shall make commercially reasonable efforts to confirm Purchase Orders or BPO Delivery Line Items (except by written mutual arrangement) within two (2) business days after receipt. Notwithstanding the foregoing, if MSSLO fails to accept or reject within five (5) business days, MSSLO will be deemed to have accepted that Purchase Order or BPO Delivery Line Item. No additional or different provisions proposed by either Party shall apply unless expressly agreed to in writing by both Parties.

         (vii) DELIVERY DATES. MSSLO will meet the delivery dates specified by 3Com if such dates are consistent with the lead times as set forth in Section 6(C)(c) above.

         D.   DELIVERY

         (i) BTO PRODUCTS: All BTO Products will ship to 3Com's Finished Goods Stockroom and MSSLO will invoice 3Com upon such shipment. Additionally, MSSLO will ship the Product to 3Com or 3Com's customers in accordance with the terms of the Distribution Agreement.

         (ii) BTF PRODUCTS: MSSLO will deliver BTF Products to the 3Com Finished Goods Stockroom and will make an inventory transaction placing the Products into 3Com's inventory no more than three (3) Days before and zero
(0) Days after the agreed Purchase Order delivery due date. Additionally, MSSLO will ship the Product to 3Com or 3Com's customers in accordance with the terms of the Distribution Agreement.

         (iii) DELIVERIES: If any deliveries are delayed by causes beyond MSSLO's reasonable control, MSSLO will promptly notify 3Com and may make partial deliveries if possible. If MSSLO continues to be unable to meet the agreed delivery date due to supply constraints, it will provide 3Com a report of such supply constraints and proposed actions to minimize the impact of these constraints. If delivery is more than zero (0) Days late due to causes within MSSLO's reasonable control, MSSLO will pay the incremental cost of expedited shipment. Delivery terms are Ex-Works (as defined in the International Chamber of Commerce "Incoterms 2000" edition) from the Facility.

         (iv) PRODUCTS: MSSLO shall segregate and clearly designate the Products as belonging to 3Com. Further, MSSLO shall segregate and secure Consigned Materials in a physically isolated, locked and designated caged area in the Facility. MSSLO shall maintain insurance coverage as required under Section 27 (Insurance Coverage) of this Agreement to cover risk of loss to the Products until delivery to the common carrier.

         E. TITLE TRANSFER. For BTO and BTF Products, title will pass on the date on which such Products are placed into the 3Com Finished Goods Stockroom.

         F. RIP AND SUPPLY RESPONSE PROCESSES/INFORMATION FLOWS. MSSLO shall provide weekly supply information comparable to 3Com's existing RIP. Upon receiving the data elements ("Inputs") below from 3Com, MSSLO shall provide the information ("Outputs") outlined below within three (3) Days:


         INPUTS  From 3Com:                                        OUTPUTS  From MSSLO:
         ------                                                    -------
         Backlog by SKU (Stock Keeping Units)                      Supply Information (Forecasted to Ship - next week,
                                                                   next month, next quarter)

         Shipment  Targets (Unit Targets)                          Availability Statement for Quarter (Units)

         Forecast Changes                                          SMT Build Schedule

         New Product introduction                                  Supply constraints

                                                                   E&O Issues

                                                                   Current Backlog Status


MSSLO will make available the program manager and such other personnel as necessary from time to time , including a master scheduler, planner, manufacturing manager, and buyer, for the RIP and Supply Response meetings, which may take place on a regular basis via conference call and may include sales, marketing, order administration, and supply chain personnel from 3Com. The MSSLO personnel shall be prepared to address worldwide Product availability, both to backlog and forecast, for Products that MSSLO manufactures.

3Com will provide anticipated customer hold releases and quarter end ramp up to aid MSSLO's capacity planning process, particularly during periods of capacity constraints, such as at Quarter end.

         G. PAYMENT.

         (i) Payment shall be made by 3Com net thirty (30) days from the receipt of invoice or the date of delivery of Product, whichever is later. All payments shall be made without any discount whatsoever. MSSLO shall submit the invoices to the address indicated by 3Com. Payment of any such invoice shall not constitute acceptance of any Products.

         (ii) Unless otherwise specified in Exhibit A or agreed to in writing by MSSLO and 3Com, payment shall be in U.S. Dollars by wire transfer.

7.       MATERIALS MANAGEMENT

         A. COMMODITY MANAGEMENT.

         (i) SUPPLIER RELATIONSHIPS. 3Com and MSSLO will share preferred vendor lists, and 3Com will consider MSSLO preferred vendors for inclusion into 3Com's AVLs as appropriate. 3Com will include MSSLO input prior to providing performance feedback to key suppliers through the Supplier Performance Evaluation (SPE) process, based on the principles of TQRDC ("Technology, Quality, Responsiveness, Delivery, Cost"). 3Com will promote to suppliers the importance of providing strong support to MSSLO in the daily planning and management of Materials. 3Com shall use commercially reasonable efforts to cause suppliers of 3Com Controlled Materials that have in-house stores programs on the date hereof to continue such programs. 3Com will work with MSSLO in communicating with suppliers of 3Com Controlled Materials to attempt to ensure that suppliers provide the same payment terms to MSSLO as are provided to 3Com on the date hereof. Both Parties will encourage joint operations reviews with key suppliers and represent issues on a unified basis where appropriate. During periods of allocation, both Parties will participate as required in managing availability to support 3Com's requirements. Provided that MSSLO has received all the forecast information and information outlined in Section 7(A)(vi), MSSLO will communicate 3Com requirements in a manner that will provide a minimum of nine (9) months of forecasted demand visibility to suppliers. Any need to order Materials beyond leadtime will be agreed to by both Parties.

         (ii) DECISIONS REGARDING SUPPLIERS. 3Com may, at its sole discretion, decide on the use of specific suppliers and the percentage of spending allocated to certain suppliers for a given 3Com Controlled Material. 3Com shall use commercially reasonable efforts to select suppliers that provide 3Com Controlled Materials in a manner that enables
MSSLO to meet its flexibility commitments to 3Com. For 3Com Controlled Materials, MSSLO will provide summary information regarding spending by supplier and commodities as reasonably requested.

         (iii) CONFIDENTIALITY OF SUPPLIER RELATIONSHIPS. 3Com and MSSLO will each respect the confidentiality requirements of the other Party with respect to each Party's supplier and customer relationships. The Parties agree that maintaining confidentiality of proprietary pricing agreements is of the utmost importance. Each Party will comply with its confidentiality obligations under this Agreement. In addition to the confidentiality provisions set forth in
Section 29, a separate non-disclosure agreement may be used as appropriate.

         (iv) SUPPLIER CHANGE NOTICES. MSSLO shall promptly forward any and all 3Com approved component supplier change notification requests relevant to 3Com Products to the designated 3Com component engineer or (if not designated) to 3Com commodity management.

         (v) COMMODITY CONTROL LISTING. 3Com will provide MSSLO on a Quarterly basis a commodity control listing. Both Parties will discuss which Materials are appropriate for MSSLO's control. Transfer of control of any Material will be by mutual agreement; provided, however, should a performance issue for a MSSLO Controlled Material impact 3Com's production plan, 3Com reserves the right to immediately return the impacted commodity to 3Com's control.

         (vi) ROLES AND RESPONSIBILITIES FOR 3COM CONTROLLED MATERIALS. 3Com's commodity control list will include without limitation: part-numbers, proprietary 3Com supplier pricing, business split (allocation), to be integrated into the MSSLO BOM cost roll-up for the upcoming Quarter's pricing.

               3COM WILL BE RESPONSIBLE FOR THE FOLLOWING:
               -------------------------------------------
               Supplier selection and AVL maintenance
               Allocation of business split per the AVL
               Allocation of supply constrained Materials
               Ensuring Materials flexibility to meet the requirements of
                 Section 6(C)(c)
               Providing component lead times for all new parts or suppliers added to the AVL
               Global price negotiations of 3Com Controlled Materials Authorization of investment buys / PPV in supply constrained markets with the associated inventory liability and safety stock levels and Excess Leadtime Materials Purchases
               Timely response to requests for supply deviations

               3COM AND MSSLO WILL BE JOINTLY RESPONSIBLE FOR THE FOLLOWING:
               -------------------------------------------------------------
               Supplier performance evaluation
               Supplier Production Quality (as referred to below)
               Total cost of acquisition

               MSSLO WILL BE RESPONSIBLE FOR THE FOLLOWING:
               --------------------------------------------
               Day to day purchasing activities

               Placing purchase orders with suppliers within component lead time Canceling or rescheduling such purchase orders to minimize 3Com's and MSSLO's liability
               Reviewing MRP item master data to ensure proper component lead times are maintained and safety stock levels (if appropriate) are established Reviewing all component lead times greater than twelve (12) weeks
               Recommending to 3Com procurement decisions for strategic
                 components based upon availability risk
               Management of supply availability risk
               Initial escalation should be worked by MSSLO purchasing
                 management
               Provide 3-4 weeks notice to 3Com of supply availability risk if known
               Provide timely communication of inventory / PPV risk to 3Com Provide timely request for supply deviations (temporary deviations)
               Suggesting alternate AVL sources for 3Com to consider
               Loading proprietary 3Com controlled pricing into the BOMs each
                 Quarter
               Provide weekly component shortage lists that could affect build plans for the subsequent ten day period
               Provide MRP report for "what-if" scenario planning

               ESCALATION PROCESS FOR 3COM CONTROLLED MATERIALS. Both Parties acknowledge that the overarching goal is to ensure that all issues (technical and business) will be resolved in a timely manner so as to minimize impact to MSSLO production and the flow of Products to 3Com. In the event that issues arise with the supply base the escalation process for each type of issue will be as follows:

               QUALITY ISSUES - Routine supplier quality issues are to be managed by MSSLO. In the event that supplier quality problems persist or in any way threaten the supply of Products in such a fashion as to place 3Com deliveries at risk, MSSLO shall inform 3Com immediately. 3Com quality engineering and 3Com commodity management group will work in good faith with MSSLO personnel to develop a containment plan and a closed loop corrective action plan that restores a robust "quality" supply line.

               DELIVERY / RESPONSIVENESS ISSUES - MSSLO is responsible for working all supplier delivery and responsiveness issues to ensure a steady flow of components to support 3Com production. In the event that supply becomes a risk, MSSLO purchasing management shall escalate issues up the component supplier management chain. If the issue is unresolved, MSSLO shall alert 3Com commodity management and use reasonable commercial efforts to provide 3Com with a three to four week visibility of risk prior to a line-down situation. 3Com commodity management will work with MSSLO and the supplier to help restore the supply to desired levels.

               PRICING - MSSLO will advise 3Com commodity management group of any pricing issue that deviates from the 3Com Controlled Materials proprietary pricing list.

               3Com commodity management will resolve the issue and provide confirmed instructions to both MSSLO and the supplier.

               ENGAGEMENT - The engagement of 3Com commodity management group shall be facilitated through 3Com's contract manufacturing representative.

         (vii) LONG LEADTIME AND EXCESS LEADTIME MATERIALS. On a monthly basis MSSLO will provide 3Com with a list of all Materials with leadtimes exceeding twelve (12) weeks for review and mutual approval. Upon 3Com's approval, MSSLO will update the MRP with the mutually agreed current leadtimes.

         (viii) LONG LEADTIME PURCHASE AUTHORIZATION FORM. Any Unique Materials or 3Com Controlled Materials that are agreed to be purchased beyond mutually agreed leadtimes ("Excess Leadtime Materials") requires completion of the "Long Leadtime Purchase Authorization Form" by MSSLO and approval by 3Com as set forth in Exhibit G.

         (ix) NEW PRODUCT INTRODUCTION SUPPORT. Purchase of parts to support New Product introduction will be the responsibility of MSSLO. All parts will be purchased in accordance with AVL and BOM information and to forecast provided by 3Com contract manufacturing management. This may involve initial unforecasted risk purchase which will be authorized by 3Com and 3Com will bear the liability associated with these purchases.

         B. MATERIAL ALLOCATIONS. Both Parties acknowledge that from time to time there will be industry allocations and shortages of components and that both Parties will work together and use commercially reasonable efforts to mitigate the impact on production. In such event, MSSLO shall use commercially reasonable efforts to ensure all Materials are purchased within lead-time and shall provide 3Com commodity management forecasted consumption information when requested to enable 3Com and MSSLO to resolve any allocation issues. 3Com shall, at its discretion, make final decisions regarding the use of allocated 3Com Controlled Materials. 3Com shall keep MSSLO apprised of the status of any 3Com processes relating to such decisions and shall notify MSSLO promptly of any such decision that may affect delivery of 3Com Controlled Materials to MSSLO. 3Com will not be liable to MSSLO for any premium purchase charges for allocated Materials, unless approved in writing by 3Com within a reasonable period of time. With respect to MSSLO Controlled Materials that are subject to worldwide allocation or subject to highly unusual price increases in a given Quarter, then in the following Quarter, the parties shall meet and determine if such MSSLO Controlled Material shall become a 3Com Controlled Material or remain a MSSLO Controlled Material.

         C. QUARTERLY MATERIAL RE-VALUATION. At the beginning of each Quarter, 3Com will implement the buy-down (or buy-up) process as set forth below ("Buy-Down Process"), to revalue MSSLO's inventory for 3Com Controlled Materials and FGI (cost of 3Com Controlled Materials only), unless otherwise mutually agreed in writing. The cost of completed assemblies for the upcoming Quarter will be directly affected by this change in Material costs. The inventory Buy Down Process for Materials is as follows:

     Confidential Materials omitted and filed with the Securities and Exchange
                     Commission. Asterisks denote omissions.

          - 3Com provides MSSLO with 3Com part numbers that are changing in price.

          - MSSLO validates the prices with the various Material suppliers as required.

          - MSSLO uses the new Material costs provided for determining top level assembly prices for the new Quarter.

          - MSSLO provides 3Com with the following information for each inventory Buy Down Material:

               1.   part number
               2.   description
               3.   supplier
               4.   quantity on hand and / or in transit
               5.   current price value
               6.   new price
               7.   where used and quantity per BOM

          - MSSLO will identify which Materials exceed four (4) weeks of current run rate of inventory, where current run rate is equal to the Material's aggregate projected demand for the Quarter divided by thirteen (13) weeks. Materials with inventory levels of four
               (4) weeks or less of the current run rate will not require supporting justification but are subject to random 3Com audits. Materials with inventory levels greater than four (4) weeks of the current run rate will require documented justification, such as forecast reductions, outward reschedules of Purchase Orders or BPO Delivery Line Items, or other change initiated by 3Com.

          - 3Com will review the information provided, corroborate documented justification, and will subsequently either process a Purchase Order for the dollar value of the inventory Buy Down money due that has been adequately justified, or is equal to four (4) weeks or less than four (4) weeks of requirements, or was previously approved by 3Com for Excess Leadtime Material purchase or safety stock, or will notify MSSLO of that portion of the inventory Buy Down claim that has not been adequately justified or which was not corroborated. In the event that prices for Materials increase, MSSLO agrees to "buy-up" the inventory valuation pursuant to the Buy Down Process set forth above.

         D. EXCESS MATERIALS. With respect to any Excess Materials on hand, MSSLO will notify 3Com of the amount and the cost of such Excess Materials in a consolidated report on the first week of a Quarter. 3Com shall either (i) pay carrying costs for Excess Materials at a rate **** percent (****%) per month as it ages greater than sixty (60) Days or (ii) buy Excess Materials at MSSLO's cost (purchase price paid by MSSLO) plus a Materials acquisition charge equal to **** percent (****%) of MSSLO's purchase price; provided, however, that after one hundred and twenty (120) days, 3Com must buy such Materials in accordance with clause (ii) of this sentence. Upon 3Com's instructions, MSSLO will use reasonable commercial efforts to sell Excess Materials at market prices. The proceeds from such

     Confidential Materials omitted and filed with the Securities and Exchange
                     Commission. Asterisks denote omissions.

sales will be credited to 3Com or MSSLO, as applicable. In no event will 3Com have any liability for any Materials that are not Unique Materials unless otherwise agreed to in writing. MSSLO may, with 3Com's prior written approval, sell Excess Materials at less than market price. If any Excess Material is sold for less than MSSLO's book value, 3Com shall pay MSSLO the amount by which such sale price is less than MSSLO's purchase price plus a Materials acquisition charge equal to **** percent (****%) of MSSLO's purchase price. MSSLO will document and use commercially reasonable efforts to mitigate any Excess Materials through including but not limited to returning, endeavoring to find other MSSLO customers willing to use such Materials, proper rescheduling and cancellation efforts with its suppliers. MSSLO agrees to repurchase from 3Com any Excess Materials so purchased, subject to such Excess Material meeting current quality specifications, at the current standard price **** percent (****%) prior to placing new purchase orders within leadtime for forecasted demand.

         E. OBSOLETE MATERIALS. On at least a monthly basis, MSSLO will send 3Com a report which states the Materials that are determined to be Obsolete Materials. 3Com will purchase Obsolete Materials at cost (purchase price paid by MSSLO) plus a Materials acquisition charge equal to **** percent (****%) of MSSLO's purchase price for such Obsolete Materials. 3Com will provide MSSLO a Purchase Order within fourteen (14) Days of report of obsolescence. Upon 3Com's instructions, MSSLO will use reasonable commercial efforts to sell Obsolete Materials at market prices. The proceeds from such sales will be credited to 3Com. In no event will 3Com have any liability for any Materials that are not Unique Materials unless otherwise agreed to in writing. MSSLO will document and use commercially reasonable efforts to mitigate any Obsolete Materials through returning, proper rescheduling and cancellation efforts with its suppliers. MSSLO agrees to repurchase from 3Com any Obsolete Materials so purchased, subject to such Obsolete Material meeting current quality specifications, at the current standard price **** percent (****%) prior to placing new purchase orders within leadtime for forecasted demand.

         F. MATERIALS TRANSFER. MSSLO agrees to buy, from time to time, 3Com's on-hand Materials that are in excess of 3Com's own production requirements and that are needed as determined by MSSLO's MRP process for MSSLO's production within the next ninety (90) days of forecasted demand. MSSLO also agrees to sell (i) Materials in excess of MSSLO's production requirements to 3Com, or (ii) any 3Com Controlled Materials, whether or not in excess of MSSLO's production requirements, to any of 3Com's Authorized Agents, or to anyone else designated by 3Com whose credit worthiness is reasonably acceptable to MSSLO or who purchases on a letter of credit basis. Payment terms will be mutually agreed on a case-by-case basis. Prices shall be at 3Com's or MSSLO's, as the case may be, actual purchase price.

         G. PURCHASE OF SPARE MATERIALS. 3Com shall have the right to purchase spare Materials for the Products at a cost equal to MSSLO's actual purchase price **** percent (****%) **** **** in order to perform internal maintenance, support, and repair and for lab stock and testing purposes. Such purchases shall be governed by the applicable terms and conditions set forth in this Agreement.

8.       PURCHASES BY 3COM'S AUTHORIZED AGENTS

         MSSLO agrees that all of 3Com's Authorized Agents, wherever located, shall be entitled to make purchases under this Agreement, and all such purchases shall apply to the purchase commit-ments in Section 4, subject to their credit worthiness being reasonably acceptable to MSSLO, unless they purchase on a letter of credit basis or their payments are guaranteed by 3Com. Any payment timing and credit limitations placed on 3Com's Authorized Agents, other than those presented in this Agreement, will be agreed upon in writing by both Parties. MSSLO agrees to notify 3Com of any credit limitations applicable to 3Com's Authorized
Agents.

9.       PACK-OUT AND PACKING INSTRUCTIONS

         All Product shall be finished, packed-out, shrink-wrapped around pack-out and placed in outer cartons in a commercially reasonable manner with the intent to secure the lowest transportation rates and meet carrier's requirements and those set forth in 3Com's Pack-Out and Packaging Specifications which are attached hereto as Exhibit C. MSSLO also agrees to perform all pack-out, storage and distribution services in accordance with the Distribution Agreement.

10.      QUALITY STANDARDS AND CERTIFICATION

         A. MANAGEMENT REVIEW PROCESS. The Parties intend to maintain active and open communications at both the program level and at the strategic level, and agree to engage in periodic reviews of all applicable activities encompassing the relationship. Executive representatives from both Parties will meet no less than quarterly to review all major elements of this Agreement and to jointly agree upon updated Performance Standards and Metrics for this Agreement. Initially, the Parties intend to rotate these meetings between MSSLO's locations and 3Com's locations. Special attention will be paid to 3Com programs specific to the host site, although the Parties will also follow a standard agenda covering the total business. This agenda will include reviewing 3Com future Product roadmaps and schedules, organizational updates, future manufacturing and process improvements by MSSLO's business reviews, and Performance Standards and Metrics reflecting activities during the period since the last review.

         B. PERFORMANCE STANDARDS AND METRICS. Performance Standards and Metrics as set forth in Exhibit F will include, but are not limited to, the following: (i) total 3Com-MSSLO business level; (ii) MSSLO product quality and yields; (iii) MSSLO on-time delivery performance; (iv) 3Com forecast accuracy; (v) MSSLO inventory summary; (vi) 3Com EC activity; (vii) supply chain cycle time characterization; (viii) MSSLO prototype on-time delivery and quality performance; and (ix) MSSLO future/projected manufacturing/process and cost improvements. MSSLO agrees to maintain quality standards, measurement practices, performance measurements, quality reports, and inspection processes as they exist at the Chicago Facility as of the Effective Date subject to any changes as may be mutually agreed. In addition, MSSLO will work with 3Com to develop mutually-agreeable closed-loop quality and corrective action processes on a going forward basis. MSSLO shall maintain the quality plan in effect at the Chicago Facility as of the Effective Date. The Parties shall cooperate to develop a mutually acceptable continuous improvement quality plan incorporating such existing plan at a minimum on a going forward basis no later than February 28, 2001. Upon request of either Party, the Parties will cooperate to document such plan in writing. The Parties shall engage in quarterly reviews and weekly conference calls to track performance and update such plan. 3Com reserves the right to request the capture, organization, and reporting of any commercially reasonable performance measurements, and MSSLO agrees to cooperate with 3Com in developing a plan to fulfill such requests. After the Effective Date, MSSLO will provide a contact to provide quality information on a regular basis.

         C. CONFORMITY TO SPECIFICATIONS. MSSLO agrees that all Products will conform in all material respects to the Specifications for the part number stated on the BOM or 3Com's Purchase Order or Blanket Purchase Order, the Specifications for the manufacture and pack-out of the Products, and to the workmanship specifications of IPC-610B Class 2 as modified from time to time, which are set forth in Exhibits B and C, and to the then currently accepted commercial manufacturing practices. For the avoidance of doubt, as used in this Section 10(C) "material" includes without limitation any non-conformity that may cause a customer to return a Product.

         D. QUALIFICATION SAMPLES. MSSLO will supply qualification samples to 3Com upon request. 3Com shall provide written notification to MSSLO of the results of qualification testing of each Product. If the sample is approved by 3Com, then 3Com will be deemed to have accepted the BOM for the qualification samples and the processes performed by MSSLO will be deemed to meet the appropriate Specifications.

         E. ISO 9002 CERTIFICATION. The Chicago Facility will conform to the requirements of ISO 9002 at all times in manufacturing the Products hereunder. MSSLO agrees that it currently is or will, within twelve (12) months of the Effective Date of this Agreement become certified under ISO 9002, and during the term of this Agreement will remain ISO 9002 certified. If at any time hereafter certification under ISO 9002 is no longer generally appropriate, MSSLO will ensure that it is certified under another comparable or higher standard which is reasonably acceptable to 3Com.

         F. BABT340 AND UL CERTIFICATION. MSSLO will maintain the existing BABT340 certification for the Chicago Facility and MSSLO shall provide all necessary assistance to 3Com to maintain product-specific BABT andUL certification.

         G. QUALITY AND CERTIFICATION AUDIT RESULTS. MSSLO will share the results of all quality and certification audits of the Chicago Facility and other Facilities as they relate to Products with 3Com within ten (10) business days of the receipt of the results of such audits.

         H. NEW CERTIFICATION REQUIREMENTS. MSSLO and 3Com will cooperate to conform to new certification requirements that are or will become requirements for 3Com's telecommunications business, such as TL9000 and others. Additional resources required will be identified by MSSLO, and reviewed with 3Com prior to MSSLO committing to new requirements. 3Com will not be responsible for the maintenance and cost of facility-specific process or quality system certification such as ISO 9002. 3Com will be responsible for the maintenance and costs of obtaining product-specific certifications. MSSLO will be responsible for adhering to the manufacturing requirements contained within the certification.

         I. FINAL "OUT-OF-BOX TESTING". MSSLO agrees that it will perform final "out-of-box" testing of a sample of the Products to verify that the Products conform to the Specifications in all material respects prior to delivery to 3Com or its customers. If any Products in the sample deviate from the Specifications, MSSLO shall rework all Defective Products in the lot being

     Confidential Materials omitted and filed with the Securities and Exchange
                     Commission. Asterisks denote omissions.

sampled to render them compliant with the Specifications in all material respects. Test methods and test procedures shall be as currently in place at the Chicago Facility or as otherwise agreed to by both Parties.

         J. CORRECTIVE ACTION. 3Com will use a corrective action request process to notify MSSLO of Defective Products or degradation of established quality trends. The Corrective Action Request ("CAR") will be acknowledged by MSSLO within **** business days. A written response to the CAR (or a request for **** business day extension) will be delivered to 3Com within **** business days after receipt of the CAR from 3Com. CAR responses should include (a) root cause or methodology to arrive at root cause, (b) containment plan, (c) corrective action implementation date, and (d) any follow-on preventative action plans. If corrective action implementation is not demonstrated within **** business days to 3Com's reasonable satisfaction, 3Com may escalate the CAR to the site manager at the Chicago Facility. If two CARs within a **** month period relate to the same Product or a substantially similar defect, 3Com will escalate the CAR to the site manager at the Chicago Facility.

         K. RETURN OF DEFECTIVE PRODUCTS. If 3Com returns Defective Products to MSSLO, MSSLO agrees to implement on a prompt basis appropriate actions as necessary to minimize the possibility that additional Defective Products will be delivered to 3Com or to 3Com's customers, and further agrees as soon as reasonably possible to implement appropriate corrective actions as necessary to prevent reoccurrence of the defect. Upon 3Com's request, MSSLO further agrees to conduct a detailed failure analysis and shall use commercially reasonable efforts to report the failure analysis data to 3Com within **** Days of receipt of the Defective Product at MSSLO's location. MSSLO agrees to preserve and maintain all data associated with Product failure analysis and corrective actions and to make that data available to 3Com upon request at no charge provided that MSSLO shall not be obligated to preserve and maintain such data beyond the period required by its ISO 9002 certification, BABT certification, or the warranty period for the Products, whichever is greater. If it is determined that failure is not due to workmanship or MSSLO Controlled Materials, then failure analysis will stop and 3Com will be notified, and MSSLO shall not be responsible for any such failure. MSSLO agrees to participate in 3Com's closed-loop corrective action process.

         L. MATERIAL CHANGES TO MANUFACTURING PROCESS. MSSLO agrees to advise 3Com in writing of any material changes to manufacturing processes and any changes to Materials, sources of supply, or process chemistries, test procedures, quality reporting or other major processes, and to ensure that any such changes do not compromise specifications, quality, or reliability of Products ordered pursuant to this Agreement. In the case of changes to Materials or sources of supply, such notice shall be provided no less than the Materials' leadtime plus **** Days prior to the effectiveness of such change. MSSLO may not make any such changes without prior written approval from 3Com. In the event a MSSLO-proposed change fails 3Com's qualification, MSSLO is obligated to provide the existing qualified Product until the proposed change can be qualified.

11.      INSPECTION, TESTING, AND ACCEPTANCE

         A. INSPECTION AND ACCEPTANCE CRITERIA. Products purchased pursuant to this Agreement shall be subject to inspection, testing, and acceptance by 3Com. Products shall be deemed accepted upon shipment to 3Com or its customers. All Products built by MSSLO for 3Com will have a specific set of Product testing procedures and acceptance criteria as currently in place at the Facility or as otherwise mutually agreed by both Parties. Upon request of either Party, the Parties will cooperate to document such procedures and criteria in writing. Should Products not conform to the Specifications or MSSLO's processes be found to be non-conforming, MSSLO will withhold shipping Product until such non-conformance is resolved to 3Com's reasonable satisfaction or unless otherwise agreed to by 3Com. 3Com will not be responsible for Products that fail to meet the mutually agreed upon acceptance criteria. Acceptance criteria include, but is not limited to, (i) manufacturing process conformance to IPC-A-610B Class 2 Workmanship Standards as modified from time to time, (ii) conformance to 3Com Product test specifications and (iii) any other mutually agreed upon and documented criteria.

         B. MSSLO TESTING. MSSLO is responsible for testing of Products and Materials. During the course of testing products, if MSSLO believes they have identified any possible design flaws in the Products or Materials, they will notify 3Com immediately.

         C. INSPECTION OF FACILITIES. Upon two (2) business days' notice, 3Com shall have the right to perform vendor qualifications and/or on-site inspections at MSSLO's manufacturing facilities during MSSLO's normal business hours. If an inspection or test is made on MSSLO's premises, MSSLO shall provide 3Com's inspectors with reasonable facilities and assistance at no additional charge. In the event that any on-site inspection of the Products indicates that the Products do not conform to the requirements of this Agreement, MSSLO shall not ship such Products to 3Com until such nonconformity has been corrected to 3Com's reasonable satisfaction and 3Com has approved shipment of such Products in writing or unless otherwise agreed to by 3Com. This does not preclude, prevent or limit 3Com's right to perform acceptance testing at 3Com's facilities.

         D. INADVERTENT PRODUCTION OF NONCONFORMING GOODS. If MSSLO believes it has inadvertently built and/or shipped any nonconforming Product, MSSLO will notify 3Com as soon as possible, stating the potential problem, suspected quantities produced, shipping information, and any other relevant information. MSSLO will render, at its expense, all commercially reasonable assistance possible to remedy the problem.

12.      RETURN OF PRODUCT

         A. NON-CONFORMING MATERIALS REPORT. In the event 3Com detects non-conforming Products prior to acceptance, a Non-Conforming Materials Report
(NCMR) and/or a Corrective Action Request (CAR) shall be provided to MSSLO and MSSLO shall submit an initial response to such CAR within forty-eight (48) hours after receipt. MSSLO must provide a Return Materials Authorization (RMA) within **** hours after receipt of request for an RMA from 3Com.

         B. REJECTION OF DEFECTIVE PRODUCTS. 3Com may reject and return any Defective Product, provided such defect is due to workmanship or MSSLO Controlled Materials to MSSLO at MSSLO's expense. MSSLO agrees to reimburse 3Com for all reasonable and actual freight and

     Confidential Materials omitted and filed with the Securities and Exchange
                     Commission. Asterisks denote omissions.

handling costs associated with return of any Defective Product. MSSLO will return conforming Products freight prepaid as per the following schedule to 3Com or issue appropriate credit no later than thirty (30) Days, or as mutually agreed by both Parties, from the date MSSLO receives the Defective
Product:


                       RMA Quantity                           Days
                       ------------                           ----
                          0-100                               ****

                        101-1000                              ****

                        1001-Over                             ****


Any Product returned to MSSLO, which, after inspection and testing by MSSLO, is found to be free of defects caused by workmanship or MSSLO Controlled Materials, shall be subject to a "No Defect Found Charge" as mutually agreed. However, MSSLO will waive any NDF Charges on Products returned for repair, if returned Products result in an NDF rate not exceeding **** percent (****%) of the monthly unit volume. For an NDF rate greater than **** percent (****%) but not more **** percent (****%) the Parties will mutually agree upon allocation of the NDF Charge.

         C. REPLACEMENT OF RETURNED PRODUCTS. If pending the analysis of returned Products by MSSLO 3Com is in urgent need of Product, 3Com may issue a Purchase Order or BPO Delivery Line Item to replace the Products to which the CAR pertains. MSSLO will expedite such Purchase Order or BPO Delivery Line Item at 3Com's request and, if requested by 3Com, will ship the order by premium transport as specified by 3Com. All costs of expedited handling of such Purchase Order or BPO Delivery Line Item and any premium transport specified by 3Com shall be borne by 3Com, unless there is a defect that is the fault of MSSLO, in which case it will be borne by MSSLO.

13.      SUPPORT

         3Com may request reasonable on-site support from MSSLO, which MSSLO shall provide, to solve problems with rejected shipment batches of Product as well as to validate 3Com's inspection methodology. All costs will be borne by the Party incurring them.

14.      WARRANTY

         A. WARRANTY. Subject to Section 14E below, MSSLO makes the following warranties to 3Com:

         (i) The Product will conform in all material respects to the Specifications and the Materials will conform in all material respects to the supplier's specifications for such Materials for a period of fifteen (15) months from the date of delivery to 3Com;

     Confidential Materials omitted and filed with the Securities and Exchange
                     Commission. Asterisks denote omissions.

         (ii) The Products will be free from defects in MSSLO's workmanship and in Materials and meet the mutually-agreed testing criteria for a period of **** months from the date of delivery to 3Com;

         (iii) All Products and Materials delivered under this Agreement shall comply with the environmental warranties set forth in Exhibit H;

         (iv) All Products and Materials delivered under this Agreement shall be free and clear of any liens or encumbrances, and at the time of delivery MSSLO shall have all rights necessary to transfer title to such Products and Materials to 3Com;

         (v) The Materials are Year 2000 ready such that they are capable of correctly processing, providing, receiving and displaying date data, as well as capable of exchanging accurate date data with all Products with which the Materials are used within and between the twentieth and twenty-first centuries; and

         (vi) The Products and all Materials provided to 3Com under this Agreement (other than those purchased from 3Com) are new products and do not contain anything used, refurbished or reconditioned.

         B. REPAIR OR REPLACEMENT. In the event that any Product fails to comply with the warranties set forth in Section 14A above, MSSLO shall, at its expense, correct any such defect by repairing or replacing such Defective Product in MSSLO's discretion subject to 3Com's reasonable approval. MSSLO agrees to reimburse 3Com for all reasonable and actual freight and handling costs associated with return of any Defective Product. 3Com shall return to MSSLO such Defective Products and Materials to MSSLO's designated facility pursuant to the RMA procedure set forth in Section 12 above. The repaired or replaced item will be shipped to 3Com no later than ten (10) business days from receipt of the Defective Product at MSSLO's facility subject to Materials availability. If repair or replacement is not possible due to unavailability of needed Materials within the time required by 3Com, at 3Com's option MSSLO will issue a refund in the form of a credit to 3Com in an amount equal to the purchase Price of the Defective Products that MSSLO is unable to repair or replace. Replacement and/or repaired Products shall be warranted for the remainder of the warranty period or ninety (90) Days, whichever is longer. If product upgrade is required, MSSLO will provide a written quote for any additional cost required to make such repair, prior to making such repair.

         C. EPIDEMIC DEFECTS. In addition to Section 14A above, MSSLO agrees to repair or replace, at no charge to 3Com, any Epidemic Defects found to exist in any of the Products at any time prior to **** months after the date of delivery to 3Com of the affected Products. In the case of any Epidemic Defects, MSSLO and 3Com shall jointly agree regarding which of the following options to pursue, at MSSLO's expense; (i) sort, screen, repair and/or replace 3Com's Product stock and Products in the field, (ii) conduct a thorough investigation into the root cause of the Epidemic Defect and with 3Com's concurrence, implement corrective actions, (iii) reimburse 3Com for the costs, if any, of 3Com service calls to 3Com's customer locations, and/or (iv) accept the return of any and all affected Product(s) for a full refund if the Parties mutually agree that no such corrective action is sufficient.

         D. INDEMNIFICATION. If MSSLO discovers a material breach of any of the representations and warranties in Section 14A, MSSLO shall promptly notify 3Com of such breach in writing. In addition to repairing or replacing such Products or Materials pursuant to Section 14B above, MSSLO shall defend, indemnify and hold harmless 3Com and its officers, directors, employees, agents, representatives, successors and assigns from any third-party claims, liabilities, losses, demands or judgments arising from the breach of any of MSSLO's representations and warranties set forth in Section 14A(iii) or (iv).

         E. WARRANTY EXCLUSIONS.

         3Com will have no claim against MSSLO under the Product warranties set forth in Section 14A, and MSSLO shall have no liability under Section 14A to the extent that such claims are made for a Product defect:

              (a) resulting from defective 3Com Controlled Materials;

              (b) resulting from specific instructions provided by 3Com in writing or electronically, covering design or test data, Specifications, quality requirements, diagnostics, manufacturing processes or other processes or Product descriptions; or

              (c) that is caused by 3Com or anyone other than MSSLO or its agents through misuse, excessive shock, accident, fire, or improper maintenance procedures, improper storage, or modification by 3Com or anyone other than MSSLO.

         Notwithstanding Section 14A above, MSSLO's sole liability under this
Section 14 with respect to Materials shall be to use reasonable commercial efforts to obtain such warranties for Materials from its suppliers of Materials. All warranties obtained by MSSLO on the Materials shall, if possible, be assigned to 3Com at no additional cost. To the extent such warranties are not assignable to 3Com at no additional cost to MSSLO, MSSLO shall at 3Com's written request use reasonable commercial efforts to enforce such warranty against the supplier, and MSSLO shall provide the benefits of such enforcement to 3Com (subject to reimbursement of attorney's fees as provided below). In the event that after using reasonable commercial efforts, MSSLO's initial efforts to enforce such warranty against the Materials vendor are unsuccessful, 3Com will reimburse MSSLO for the reasonable costs of pre-approved (by 3Com) outside legal counsel to enforce such warranties. If MSSLO is successful in such enforcement, MSSLO will repair the affected Products with the non-defective, replacement Materials, if applicable, at no cost to 3Com to the extent that such labor costs are included in the warranty. To the extent that labor costs are not included in such warranty, upon request from 3Com, MSSLO will repair the affected Products with the non-defective replacement Materials at MSSLO's standard costs.

         F. WARRANTY DISCLAIMER. THE FOREGOING EXPRESS WARRANTIES AND REMEDIES ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS

     Confidential Materials omitted and filed with the Securities and Exchange
                     Commission. Asterisks denote omissions.

OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, STATUTORY OR OTHERWISE, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY DISCLAIMED.

15.      CHANGES

         A. ENGINEERING CHANGE ORDERS. The Parties recognize that from time to time MSSLO will request or will be requested by 3Com to implement Engineering Change Orders (hereinafter referred to as "ECOs"). The following outlines the proper procedure for such:

              (i) MSSLO REQUESTED CHANGES. MSSLO is to notify 3Com in writing of proposed ECOs no less than lead time of the Materials plus **** Days and will, if so requested, provide 3Com with samples. The notification shall include the proposed Product changes, anticipated price changes and implementation date. Notification shall also include the appropriate documentation to support 3Com's investigation of the impact of this proposal. 3Com will review the feasibility of the implementation of the proposed ECO. If lead-time or new costs are required for the ECO, lead time and new Prices will be reviewed. 3Com is to advise MSSLO of its decision with respect to the proposed ECO within **** business days after receipt of MSSLO's written notification, 3Com will not be liable for any Excess or Obsolete Materials arising as a direct result of such MSSLO ECO.

              (ii) 3COM REQUESTED CHANGES. 3Com agrees to notify MSSLO in writing of all proposed ECOs. This notification will include the appropriate documentation to support MSSLO's investigation of the impact of this proposal. MSSLO is to report to 3Com within **** business days of 3Com's request the feasibility of the implementation of the ECO and if reasonably feasible, the estimated charges that would be incurred for obsolete work-in-process Materials, raw Materials, and on-order Materials. 3Com will review the labor and Materials costs and impact for the implementation of the ECO. If new Materials are required for the ECO, lead-time and new Product Price will be reviewed and mutually agreed upon.

              (iii) AGREED ECO. 3Com is to notify MSSLO in writing within ten
(10) business days after receipt of MSSLO's cost report of its decision as to the proposed ECO, associated costs, and the implementation dates. MSSLO will execute an agreed ECO per a mutually agreed upon phase-in plan, and will use reasonable commercial efforts to meet 3Com's requested dates.

              (iv) "EMERGENCY" ECO. 3Com requested changes labeled "Emergency" shall be handled on an expedited basis. Upon receipt of an "Emergency" ECO, delivered either in hard copy, via facsimile, or via e-mail, MSSLO agrees to approve and enter the requested change into MSSLO's ERP system and to confirm that the ECO has been implemented at the Facility within twenty-four (24) hours, provided that there are no reasons why the ECO cannot be implemented.

              (v) NEW PRODUCT RELEASES. 3Com will notify MSSLO of New Product releases using the New Product release process, as described in Exhibit K.

     Confidential Materials omitted and filed with the Securities and Exchange
                     Commission. Asterisks denote omissions.

               (vi) TEMPORARY CHANGE AUTHORIZATIONS. Temporary change authorizations ("TCAs") will be implemented according to the ECO process described in Exhibit J. TCAs can be applied to individual sales orders and shall not be effective for more than **** Days.

         B. 3COM APPROVAL. No ECO's shall be made by MSSLO without 3Com's prior written approval, which may be withheld in 3Com's sole discretion.

16.      PROTOTYPING AND ENGINEERING SERVICES

         A. PROTOTYPE BUILD. In order to quickly and accurately turn prototype build requirements into testable boards or subassemblies, MSSLO shall, with 3Com's cooperation, endeavor to develop processes in transferring design and engineering change documentation and files accurately, and communicate requirements for build schedules as they become available. MSSLO shall build prototypes with delivery times and to quality levels relative to workmanship commensurate with those delivery times and quality levels relative to workmanship being achieved at the Chicago Facility on the Effective Date. In addition to pursuing rapid assembly time, MSSLO shall, in rendering any such prototype build services, (1) use MSSLO's design services effectively, (2) use processes that are a fair representation of production equipment when possible, (3) provide design for manufacturing ability feedback in advance as well as after prototype builds are complete, and (4) maintain adequate capabilities to quickly repair Products. Both MSSLO and 3Com shall, if necessary, assign project managers to coordinate efforts to meet objectives. MSSLO, with 3Com's cooperation, shall use reasonable commercial efforts to improve prototype delivery times and to quality levels relative to workmanship from those existing at the Chicago Facility as of the Effective Date.

         In the event 3Com desires to engage MSSLO to render the above prototype build services, or any other engineering services, the Parties shall execute a Prototype/Engineering Services Statement of Work and Rate Schedule as set forth in ("Prototype/Engineering Services Statement of Work") which shall include a description of the services to be rendered, any milestones or delivery dates, or any other relevant terms.

         B. OTHER ENGINEERING SERVICES. The Parties acknowledge that 3Com may desire to engage MSSLO for other engineering services relating to the Products. If MSSLO agrees to such engagement, the Parties shall execute a Statement of Work and Rate Schedule in the form attached hereto as Exhibit I or as otherwise mutually agreed and which shall include a description of the services to be rendered and any milestones or delivery dates or other terms relevant to such engagement.

         C. PERFORMANCE STANDARDS AND METRICS FOR SERVICES. Specific performance standards and metrics for MSSLO for a specific service may be set forth in the corresponding Exhibit I or as otherwise mutually agreed. Where none is set forth, MSSLO shall use reasonable efforts to provide services in accordance with the policies, procedures and practices in effect before the date hereof and shall exercise the same care and skill as it exercises in performing similar services for itself.

     Confidential Materials omitted and filed with the Securities and Exchange
                     Commission. Asterisks denote omissions.

         D. PAYMENT TERMS. Prices for services shall be set forth in the applicable Exhibit I. MSSLO shall invoice 3Com on a monthly basis for all charges for services rendered pursuant to this Section 16. Such invoices shall be accompanied by reasonable documentation or other reasonable explanation supporting such charges. 3Com shall pay MSSLO for all services provided hereunder within thirty (30) Days after receipt of an invoice therefor. 3Com shall purchase or pay **** of services rendered pursuant to this Section 16 in each three (3) month period following the Effective Date during the first year of the Initial Term. MSSLO shall provide 3Com with a credit against charges for services rendered pursuant to this Section 16 of **** for each three (3) month period following the Effective Date during the second year of the Initial Term.

17.      INTELLECTUAL PROPERTY RIGHTS

         A. 3COM OWNERSHIP. Except as set forth in Section 17B below, 3Com shall exclusively own all right, title and interest in all results and proceeds of the services rendered by MSSLO hereunder (the "Services"), including without limitation, in any work of authorship, mask work, idea, design, concept, technique, invention or discovery, whether or not patentable or registerable ("Assigned Inventions"), and MSSLO hereby irrevocably transfers and assigns to 3Com all right, title and interest, including without limitation all IP Rights, in the Assigned Inventions. As used herein, "IP Rights" shall mean all copyrights, maskwork rights, patents and other intellectual property or proprietary rights. In addition, the Parties expressly agree to consider as works made for hire those works ordered or commissioned by 3Com which qualify as such in accordance with the copyright laws. For all of the Assigned Inventions, MSSLO agrees to provide documentation satisfactory to 3Com to assure the conveyance of the Assigned Inventions to 3Com. The Assigned Inventions shall be kept in confidence by MSSLO and shall be used only in performing this Agreement and may not be used for other purposes except upon such terms as may be agreed upon between the Parties in writing. MSSLO also agrees to acquire from its employees, agents and contractors, rights and covenants as to assure that 3Com shall receive the rights provided for in this Section 17A.

         B. MSSLO OWNERSHIP. MSSLO shall exclusively own all IP Rights in all know-how, technology, processes, procedures, ideas and concepts developed by MSSLO or its employees, agents, affiliates or contractors in the course of manufacturing the Products, any modifications, enhancements, improvements to the manufacturing processes for the Products, and any other idea, design, concept, technique, invention or discovery related to the manufacture of the Products during the Term of this Agreement ("Manufacturing Standards"). For the avoidance of doubt, (i) 3Com shall retain all IP Rights to all manufacturing processes, know-how and other information and materials provided by 3Com to MSSLO after the Effective Date of this Agreement to manufacture the Products or perform the Services ("3Com IP"), and (ii) MSSLO shall retain all IP Rights to all manufacturing processes, know-how, and other information owned by MSSLO or developed by MSSLO other than in connection with the performance of this Agreement.

         C. LICENSE GRANTS. In consideration of MSSLO's obligations under this Agreement, 3Com hereby grants MSSLO a non-exclusive, non-transferable, royalty-free fully-paid license for the Term of this Agreement to use the 3Com IP, but solely for the purpose of manufacturing and servicing the Products for 3Com and any of 3Com's Authorized Agents who purchase under this Agreement, unless otherwise notified in writing by 3Com. MSSLO hereby grants to 3Com a nonexclusive, royalty-free, fully-paid license to use the Manufacturing Standards in connection with the manufacture of Products by or for 3Com and to make, have made and distribute the Products manufactured using the Manufacturing Standards. Upon request from 3Com, MSSLO shall provide 3Com with such documents reasonably necessary for 3Com to document and duplicate the Manufacturing Standards for the Products.

         D. 3COM TRADEMARKS. 3Com authorizes MSSLO to affix and apply the 3Com Trademarks to the Products as directed by 3Com for the sole purpose of manufacturing the Products pursuant to this Agreement. MSSLO shall not use 3Com Trademarks for any other purpose and only in such manner as to preserve all rights of 3Com. MSSLO acquires no right to 3Com Trademarks by its use and all uses by MSSLO of the 3Com Trademarks will inure to 3Com's sole benefit. As used herein, "3Com Trademarks" means those trademarks, trade names, service marks, slogans, designs, distinctive advertising, labels, logos, and other trade-identifying symbols as are or have been developed and used by 3Com or any of its subsidiaries or affiliate companies and which 3Com owns or has the right to use.

         E. INTELLECTUAL PROPERTY LICENSE AGREEMENT. Nothing herein shall be deemed to modify the ownership, license or other terms of the Intellectual Property License Agreement of even date herewith between 3Com and MSL or the Asset Purchase Agreement dated as of September 26, 2000, between 3Com, on the one hand, and MSL and MSSLO, on the other hand (the "Asset Purchase Agreement").

18.      TERMINATION FOR CAUSE

         A. This Agreement, any Purchase Order, Blanket Purchase Order, or BPO Delivery Line Item may be terminated immediately for cause by either Party upon notice to the other Party for the following:

              (i) the other Party makes a general assignment for the benefit of creditors, or a receiver or similar officer is appointed to take charge of any of the other Party's assets;

             (ii) the other Party enters into any composition with creditors or is subject to an order made or resolution passed for it to be wound up or for the appointment of a judicial manager;

            (iii) the other Party ceases to carry on its business or operations;

             (iv) a bankruptcy or similar petition is filed by or against the other Party, and in the case of an involuntary petition, the proceeding is not dismissed within sixty (60) Days; or

              (v) the other Party fails to perform any material obligation under this Agreement, and such failure is not cured within thirty (30) Days written notice thereof.

     Confidential Materials omitted and filed with the Securities and Exchange
                     Commission. Asterisks denote omissions.

         B. 3Com and MSSLO hereby acknowledge and agree that, to permit MSSLO to supply Products hereunder, 3Com has leased to MSSLO the Chicago Facility pursuant to a Lease of even date herewith (the "Lease"). The Parties further acknowledge and agree that **** under the lease **** for the **** under the lease **** the lease ****. To the extent **** of the lease.

19.      TERMINATION FOR CONVENIENCE

         Either Party may terminate this Agreement, any Purchase Order, Blanket Purchase Order, or BPO Delivery Line Item after expiration of the Initial Term without cause by giving at least six (6) months written notice to the other Party. Upon expiration or termination of this Agreement for any reason, MSSLO will take commercially reasonable steps to reduce its liability to vendors. MSSLO and 3Com may propose specific actions to be taken in this regard, and if they are unable to reach agreement after a reasonable time, 3Com will pay MSSLO an amount equal to the liability for cancelled orders as set forth in Exhibit D. If the Parties agree to have MSSLO seek to re-stock or re-market any Unique Materials, 3Com will compensate MSSLO for its reasonable costs, which shall include but not be limited to, cancellation or restocking charges, costs of preparation and packaging of assemblies or Materials for shipment to 3Com or any third party authorized by 3Com, and costs of terminating any open Purchase Orders, Blanket Purchase Orders, BPO Delivery Line Item or contracts which had been authorized by 3Com. 3Com will have no liability with respect to the payment for Materials that are not Unique Materials.

20.      LIMITATION OF LIABILITY

         EXCEPT WITH RESPECT TO DAMAGES TO THIRD PARTIES UNDER INDEMNIFICATION OBLIGATIONS OR WITH RESPECT TO BREACH OF CONFIDENTIALITY OBLIGATIONS, NEITHER PARTY SHALL BE LIABLE TO THE OTHER UNDER ANY CONTRACT, STRICT LIABILITY, NEGLIGENCE OR OTHER THEORY FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES INCLUDING WITHOUT LIMITATION LOST PROFITS IN CONNECTION WITH THE SUBJECT MATTER OF THIS AGREEMENT OR ANY PURCHASE ORDER, BLANKET PURCHASE ORDER OR BPO DELIVERY LINE ITEM IRRESPECTIVE OF WHETHER SUCH PARTY HAD ADVANCE NOTICE OR KNOWLEDGE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, THIS SECTION SHALL NOT LIMIT EITHER PARTY'S LIABILITY FOR INJURY TO A PERSON OR RELIEVE 3COM'S LIABILITY TO PAY MSSLO WHEN DUE THE PRICE FOR PRODUCTS DELIVERED.

21.      FORCE MAJEURE

         Neither Party shall be liable hereunder by reason of any failure or delay in the performance of its obligations hereunder (except for the payment of money) on account of strikes, shortages, riots, insurrection, fires, flood, storm, explosions, earthquakes, telecommunications outages, acts of God, war, governmental action, or any other cause which is beyond the reasonable control of such Party and could not have been avoided by the exercise of reasonable prudence. In the event of the occurrence of any force majeure event, the affected Party shall notify the other Party immediately in writing of its invocation of this Section 21, and each Party's obligations hereunder (except for the payment of money) to the other shall be suspended for the duration of such force majeure event; provided, however, that the affected Party shall be obligated to use its commercially reasonable efforts to restore performance hereunder as soon as reasonably practicable, and provided, further, that if such event continues for more than thirty (30) Days in the aggregate in any six (6) month period, the non-affected Party shall have the right to terminate this Agreement at any time upon written notice to the other Party. MSSLO's performance under this Agreement in meeting delivery commitments shall be excused until such time as MSSLO commences building and delivering Products or initial SAP implementation is accepted by MSSLO, such acceptance not to be unreasonably withheld, provided that, for the avoidance of doubt, such excuse does not constitute a force majeure event.

22.      NONASSIGNABILITY

         Neither Party may, directly or indirectly, in whole or in part, whether by operation of law or otherwise, assign or transfer this Agreement, or any rights or obligations hereunder, without the other Party's prior written consent, and any attempted assignment, transfer or delegation without such prior written consent shall be voidable at the sole option of such other Party. Notwithstanding the foregoing, each Party (or its permitted successive assignees or transferees hereunder) may assign or transfer this Agreement as a whole without consent to an entity that succeeds to all or substantially all of the business or assets of such Party. Without limiting the foregoing, this Agreement will be binding upon and inure to the benefit of the Parties and their permitted successors and assigns.

         Notwithstanding the foregoing, MSSLO shall have the right upon written notice to 3Com to assign this Agreement to a wholly-owned (direct or indirect) subsidiary of MSSLO's ultimate parent, such arrangement not to affect the guarantee by Manufacturers' Services Limited of this Agreement.

         Nothing herein shall prohibit MSSLO from granting in favor of its lenders a security interest in any accounts receivable or other amounts due to MSSLO from 3Com.

23.      NOTICES

         All notices, reports, requests, acceptances, and other communications required or permitted under this Agreement shall be in writing and shall reference this Agreement. They will be deemed delivered:

              (i) When delivered in person, or

             (ii) When sent by confirmed telex or acknowledged facsimile or acknowledged e-mail except that the communications referred to in Sections 14E, 18, 19, 21, 22, or 25 may not be sent by e-mail, or

            (iii) One Day after having been sent by commercial overnight courier with written verification of receipt or,

             (iv) Five Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or upon actual receipt thereof, whichever occurs first. An acknowledged e-mail communication or fax shall be deemed to be a communication in writing. All communication will be sent to the receiving Party as follows or to such address that the receiving Party may designate pursuant to this Section.

      If to MSSLO:      Manufacturers' Services Salt Lake City Operations, Inc.
                        5742 West Harold Gatty Drive
                        Salt Lake City, Utah 84116
                        Attention:  Vice President

     with a copy to:    Manufacturers' Services Limited
                        300 Baker Avenue
                        Concord, Massachusetts 01742
                        Attention:  General Counsel

     and to:            Manufacturers' Services Limited
                        300 Baker Avenue
                        Concord, Massachusetts 01742
                        Rod Michael, VP of Corporate Accounts,
                        rod.michael@msl.com

     If to 3Com:        3COM CORPORATION
                        3Com Drive
                        Marlborough, MA 01752
                        Attention:  David Orr, Senior Director,
                        Worldwide Contract Manufacturing
                        David_Orr@3Com.com

     with a copy to:    3COM CORPORATION
                        3Com Drive
                        Marlborough, MA 01752
                        Attention:  Paul Bakstran, Vice President,
                        Supply Chain Operations
                        Paul_Bakstran@3Com.com

      with a copy to:   3COM CORPORATION
                        5400 Bayfront Plaza
                        Santa Clara, California 95052
                        Attention:  General Counsel
                        Fax No. (408) 326-6434

24.      COMPLIANCE WITH LAWS

         MSSLO agrees that its performance under this Agreement shall comply with all applicable laws including without limitation laws governing its relationship with its employees, agents or subcontractors. 3Com agrees that its performance under this Agreement shall comply with all applicable laws including without limitation laws governing its relationship with its employees, agents or subcontractors.

25.      PATENT, COPYRIGHT AND TRADEMARK INDEMNITY

         A. INDEMNITY BY MSSLO. MSSLO will, at its expense, defend, indemnify and hold 3Com, its Affiliates, officers and directors harmless from any costs, expenses (including reasonable attorney's fees), losses, damages, court judgments or awards or liabilities (collectively, "Damages") incurred as a result of any claim that any Service or Product provided by MSSLO to 3Com pursuant to this Agreement infringes or is alleged to infringe any patent, copyright, trade secret, trademark, mask work right or other proprietary right(s) of a third party, but solely to the extent such infringement or alleged infringement arises out of or relates to an MSSLO Responsibility; provided that MSSLO is promptly notified by 3Com, rendered reasonable assistance by 3Com (at MSSLO's expense) and permitted to control the defense or settlement of such claim. As used herein, "MSSLO Responsibility" means any aspect of the manufacture of the Products or performance of the Services that is not specifically required in writing by 3Com in its specified designs, Materials, processes or other instructions and with respect to which there is a non-infringing alternative available to implement such requirements, or any deviations from such requirements by MSSLO or its agents. For the avoidance of doubt, a MSSLO Responsibility occurs with respect to any discretionary action by MSSLO in the manner of implementing 3Com's requirements if a non-infringing alternative exists. Without limiting the foregoing, such indemnification shall not apply to infringing combinations to the extent arising from the combination of the Product with other items in which the combination was not performed by MSSLO or its agents or from claims for infringement to the extent arising from changes to the Products not made by MSSLO or its agents.

         B. INDEMNITY BY 3COM. 3Com will, at its expense, defend, indemnify and hold MSSLO and its Affiliates, officers and directors harmless from Damages incurred as a result of any claim that any Product or Service provided by MSSLO to 3Com hereunder infringes or is alleged to infringe any patent, copyright, trade secret, trademark, mask work right or other proprietary right(s) of a third party, except to the extent that such infringement or alleged infringement arises out of or relates to a MSSLO Responsibility, and except to the extent MSSLO has indemnification coverage from the applicable supplier with respect to any 3Com-Specified Materials Infringement Claim; provided that 3Com is promptly notified by MSSLO, rendered reasonable assistance by MSSLO (at 3Com's expense) and permitted to control the defense or settlement of such claim. Such indemnification shall not apply to infringing combinations arising from the combination of 3Com's requirements with other items that are not 3Com's requirements.

         C. 3COM-SPECIFIED MATERIALS INFRINGEMENT CLAIM. MSSLO will use reasonable commercial efforts to obtain indemnification protection covering MSSLO (and 3Com if possible) from its suppliers of 3Com-Specified Materials for any claim that the 3Com-Specified Materials provided by suppliers infringes or is alleged to infringe any patent, copyright, trade secret, trademark, mask work, or other proprietary right(s) of a third party (a "3Com-Specified Materials Infringement Claim"), and MSSLO will use reasonable commercial efforts to pass through to 3Com any indemnification protection that is so obtained. As used herein, "3Com-Specified Materials" means any Materials that are specifically required in writing by 3Com and with respect to which there is no non-infringing alternative available to implement such requirement. Where MSSLO has obtained indemnification protection from a supplier of 3Com-Specified Materials and is unable to pass through such indemnification protection to 3Com and a 3Com-Specified Materials Infringement Claim is made against 3Com, MSSLO agrees that it will indemnify 3Com for 3Com's Damages incurred as a result of such 3Com-Specified Materials Infringement Claim, but such indemnification by MSSLO shall be provided only to the extent MSSLO is able to obtain indemnification from such supplier using reasonable commercial efforts and after application of such indemnification amount against Damages incurred by MSSLO in connection with such 3Com-Specified Materials Infringement Claim. All reasonable costs of outside counsel pre-approved by 3Com to enforce such indemnification protection from such supplier of Materials, to the extent incurred in respect of MSSLO's indemnification of 3Com under this Section 25C, shall be reimbursed by 3Com.

         D. ADDITIONAL OBLIGATIONS. Should the use of any Product by 3Com or its customers be enjoined because of a MSSLO Responsibility, MSSLO shall (or in the event MSSLO wishes to minimize its potential liability hereunder arising from an infringement claim based on a MSSLO Responsibility, MSSLO may) either (i) substitute a fully equivalent non-infringing unit of the Product for each affected unit of the Product sold to 3Com; (ii) modify the infringing Product so that it no longer infringes but remains functionally equivalent; (iii) obtain for 3Com, at MSSLO's expense, the right to continue to make, use and sell the Product; or if none of the foregoing is feasible
(iv) refund to 3Com the purchase price paid therefor and accept return of the infringing Products.

26.      GRATUITIES

         Each Party represents and warrants that it has not offered or given and will not offer or give any employee, agent, or representative of the other Party any gratuity with a view toward securing any business from the other Party or influencing such person with respect to the business between the Parties.

27.      INSURANCE AND STATUTORY OBLIGATIONS

         If either Party's work under this Agreement requires access to any of the other Party's premises or the premises of the other Party's buyers, suppliers, or locations where the other Party conducts business, or with material or equipment furnished by the other Party, both Parties shall take all necessary precautions to prevent the occurrence of any injury to persons or property during the progress of such work and, except to the extent that such injury is due to the other Party's negligence or willful misconduct, each Party shall indemnify the other Party against all loss which may result in any way from any negligence or willful misconduct of the Party, its employees, servants, agents, or subcontractors, and each Party shall maintain such insurance as shall protect the other Party from such risks and from any statutory liabilities arising therefrom and shall provide evidence of such insurance to the other Party upon request.

28.      INSURANCE COVERAGE

     Confidential Materials omitted and filed with the Securities and Exchange
                     Commission. Asterisks denote omissions.

         A. MSSLO INSURANCE. MSSLO will provide evidence of product liability insurance in a form reasonably acceptable to 3Com in the amounts of **** million per occurrence and **** million aggregate per year, will maintain in effect such insurance for a period of two (2) years after termination of such Agreement, and will provide 3Com with a certificate of insurance.

         B. 3COM INSURANCE. 3Com will provide evidence of product liability insurance in a form reasonably acceptable to MSSLO in the amounts of **** million per occurrence and **** million aggregate per year, and will maintain in effect such insurance for a period of two (2) years after termination of such Agreement and will provide MSSLO with a certificate of insurance.

29.      CONFIDENTIAL INFORMATION

         A. DEFINITION OF CONFIDENTIAL INFORMATION. "Confidential Information" means any information: (i) disclosed by one Party (the "Disclosing Party") to the other (the "Receiving Party"), which, if in written, graphic, machine-readable or other tangible form is marked as "Confidential" or "Proprietary," or which, if disclosed orally or by demonstration, is identified at the time of initial disclosure as confidential and is summarized in writing and similarly marked and delivered to the Receiving Party within thirty (30) Days of initial disclosure; (ii) which at the time it is disclosed is or should reasonably be known by the Receiving Party to be proprietary or confidential information of the Disclosing Party, such as 3Com pricing for materials, prices for products sold to 3Com customers and 3Com's actual as well as average sales price for any products or (iii) which is otherwise deemed to be "Confidential Information" by the terms of this Agreement. Notwithstanding the foregoing, 3Com's Confidential Information shall include without limitation all Specifications of the Product. As used in this Section 29A, the terms "Receiving Party" and "Disclosing Party" may be understood to include, as appropriate under the circumstances, 3Com or its subsidiaries, as applicable, and MSSLO or the MSSLO Affiliates.

         B. CONFIDENTIAL INFORMATION EXCLUSIONS. Confidential Information will exclude information that the Receiving Party can demonstrate is: (i) now or hereafter, through no unauthorized act or failure to act on Receiving Party's part, in the public domain; (ii) known to the Receiving Party from a source other than the Disclosing Party (including former employees of the Disclosing Party) without an obligation of confidentiality at the time Receiving Party receives the same from the Disclosing Party, as evidenced by written records; (iii) hereafter furnished to the Receiving Party by a third party as a matter of right and without restriction on disclosure; (iv) furnished to others by the Disclosing Party without restriction on disclosure; or (v) independently developed by the Receiving Party without use of the Disclosing Party's Confidential Information. Nothing in this Agreement shall prevent the Receiving Party from disclosing Confidential Information to the extent the Receiving Party is legally compelled to do so by any governmental investigative or judicial agency pursuant to proceedings over which such agency has jurisdiction; provided, however, that prior to any such disclosure, the Receiving Party shall (a) assert the confidential nature of the Confidential Information to the agency; (b) immediately notify the Disclosing Party in writing of the agency's order or request to disclose; and
(c) cooperate fully with the Disclosing Party in protecting against any such disclosure and/or obtaining a protective order narrowing the scope of the compelled disclosure and protecting its confidentiality.

         C. CONFIDENTIALITY OBLIGATION. The Receiving Party shall treat as confidential all of the Disclosing Party's Confidential Information and shall not use such Confidential Information except as expressly permitted under this Agreement. Without limiting the foregoing, the Receiving Party shall use the same degree of care and means that it utilizes to protect its own information of a similar nature, but in any event not less than reasonable care and means, to prevent the unauthorized use or the disclosure of such Confidential Information to third parties. The Confidential Information may be disclosed only to employees or contractors of the Receiving Party with a "need to know" who are instructed and agree not to disclose the Confidential Information and not to use the Confidential Information for any purpose, except as set forth herein; provided, however, in the case of 3Com, the term "employees or contractors of a Receiving Party" shall include employees and contractors of 3Com and its Authorized Agents (but with respect to Authorized Agents who are not Affiliates disclosure shall be limited to the extent necessary to enable such Authorized Agents to purchase under this Agreement). The Receiving Party shall have appropriate written agreements with any such employees or contractors sufficient to comply with the provisions of this Agreement. A Receiving Party may not alter, decompile, disassemble, reverse engineer, or otherwise modify any Confidential Information received hereunder and the mingling of the Confidential Information with information of the Receiving Party shall not affect the confidential nature or ownership of the same as stated hereunder.

         D. CONFIDENTIALITY OF AGREEMENT. Each Party agrees that the terms and conditions, but not the existence, of this Agreement will be treated as the other Party's Confidential Information and that no reference to the terms and conditions of this Agreement or to activities pertaining thereto may be made in any form of press release or public statement without first consulting with the other Party; provided, however, that each Party may disclose the terms and conditions of this Agreement: (i) as may be required by law; (ii) to legal counsel of the Parties; (iii) in connection with the requirements of an initial public offering or securities filing; (iv) in confidence, to accountants, banks, and financing sources and their advisors;
(v) in confidence, in connection with the enforcement of this Agreement or rights under this Agreement; or (vii) in confidence, in connection with a merger or acquisition or proposed merger or acquisition, or the like.

         E. NO CONFIDENTIAL INFORMATION OF OTHER PARTIES. Each Party represents and warrants to the other that it has not used and shall not use in the course of its performance hereunder, and shall not disclose to the other, any confidential information of any third party, unless it is expressly authorized in writing by such third party to do so.

         F. REQUIRED DISCLOSURE. In the event the Receiving Party is required to disclose the Disclosing Party's Confidential Information pursuant to the order or requirement of a court, administrative agency, or other governmental body, the Receiving Party shall provide prompt notice thereof to the Disclosing Party and shall use its reasonable efforts to obtain a protective order or otherwise prevent public disclosure of such information.

30.      PUBLIC ANNOUNCEMENTS

         The parties agree to consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby prior to the

Closing Date and, except as may be required by applicable law will not issue any such press release or make any such public statement prior to such consultation. The parties agree that the initial press releases to be issued by the parties with respect to the transactions contemplated by this Agreement shall be in a form reasonably acceptable to the other party.

31.      COUNTRY OF ORIGIN

         For each Product purchased under this Agreement, MSSLO shall furnish 3Com with country of origin (manufacture), by quantity and part number (3Com's and MSSLO's).

32.      PROPERTY FURNISHED BY 3COM

         Any tools, drawings, specifications, or other Materials furnished by 3Com for use by MSSLO in its performance under this Agreement or any Purchase Order or Blanket Purchase Order issued hereunder shall be identified and shall remain the property of 3Com and shall be used by MSSLO only in its performance hereunder and MSSLO shall, at 3Com's expense, take such action as 3Com may reasonably request to give full legal effect to 3Com's rights therein. Such property shall be returned to 3Com at 3Com's cost, upon request, to destination specified by 3Com in good condition, except for normal wear and tear. 3Com shall maintain, or pay to maintain, any 3Com-owned property in use by MSSLO.

33.      GENERAL

         A. SURVIVAL. Any obligations and duties which, by their nature, extend beyond the expiration or earlier termination of this Agreement, including Sections 1, 12, 14, 17, 18, 19, 20, 23, 25, 28, 29, 32 and 33 (collectively, the
"Surviving Obligations") shall survive any such expiration or termination and remain in effect. Termination shall not relieve any Party from its liability for breach.

         B. SEVERABILITY AND WAIVER. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, such provision shall be enforced to the fullest extent permitted by applicable law and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Any waiver of any kind by a Party of a breach of this Agreement must be in writing, shall be effective only to the extent set forth in such writing and shall not operate or be construed as a waiver of any subsequent breach. Any delay or omission in exercising any right, power or remedy pursuant to a breach or default by a Party shall not impair any right, power or remedy which either Party may have with respect to a future breach or default.

         C. EXPORT OF INFORMATION. To the extent the laws of the United States are applicable, MSSLO hereby gives assurance to 3Com that it shall not export, re-export or otherwise disclose, directly or indirectly, technical data, including but not limited to, software in both source code and object code form, received from 3Com or the direct product of such technical data to any person or destination when such export, re-export or disclosure is prohibited by the laws of the United States or regulations of a Department of the United States.

         D. ENTIRE AGREEMENT. The entire agreement between the Parties is incorporated in this Agreement and Exhibits, and it supersedes all prior discussions and agreements, both oral and written, between the Parties relating to the subject matter hereof.

         For the avoidance of doubt, the Parties specifically acknowledge that the Asset Purchase Agreement dated as of November 19, 1999, between 3Com and Manufacturers' Services Salt Lake City Operations, Inc. and the agreements referred to therein do not relate to the subject matter hereof. This Agreement can be modified only by a written amendment duly signed by persons authorized to sign agreements on behalf of both Parties, and shall not be supplemented or modified by any course of dealing or trade usage. Variance from or addition to the terms and conditions of this Agreement in any Purchase Order, Blanket Purchase Order, BPO Delivery Line Item, or other written notification from MSSLO will be of no effect. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

         E. EXHIBITS. Exhibits specified in this Agreement shall be attached hereto and by this reference are made a part hereof. The following is a list of exhibits so incorporated:

                  Exhibit A:    Products and Pricing
                  Exhibit B:    Specifications and IPC 610B Class 2
                  Exhibit C:    3Com's Pack-Out and Packaging Specifications
                  Exhibit D:    Listing of MSSLO Controlled Materials
                  Exhibit E:    3Com's Affiliates and Authorized Agents
                  Exhibit F:    Performance Standards and Metrics
                  Exhibit G:    Long Leadtime Authorization Form
                  Exhibit H:    Environmental Warranties
                  Exhibit I:    Statement of Work
                  Exhibit J:    ECO Process
                  Exhibit K:    New Product Release Process

         F. GOVERNING LAW. The construction, validity, and performance of this Agreement and any Purchase Order, Blanket Purchase Order, or BPO Delivery Line
Item issued under it shall be governed by the laws of the State of New York. The United Nations Convention on Contracts for the International Sale of Goods is hereby expressly excluded from application to this Agreement.

         G. CONSENT TO JURISDICTION. Each of the Parties agrees that all actions, suits or proceedings arising out of or based upon this Agreement or the subject matter hereof shall be brought and maintained exclusively in the state or federal courts located in the State of New York. Each of the parties by execution hereof (i) hereby irrevocably submits to the jurisdiction of the state and federal courts located in the Borough of Manhattan, City of New York, State of New York for the purpose of any action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof and
(ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named court, that it is immune from extraterritorial injunctive relief, that his or its property is exempt or immune from attachment or execution, that any such action, suit or proceeding may not be brought or maintained in the above-named court should be dismissed on the grounds of forum non conveniens, should be transferred to any court other than the above-named court, should be stayed by virtue of the pendency of any other action, suit or proceeding in any court other than the above-named court, or that this Agreement or the subject matter hereof may not be enforced in or by the above-named court. Each of the parties hereto hereby consents to service of process in any such suit, action or proceeding in any manner permitted by the laws of the State of New York, agrees that service of process by registered or certified mail, return receipt requested, at the address specified in or pursuant to Section 23 hereof is reasonably calculated to give actual notice and waives and agrees not to assert by way of motion, as a defense or otherwise, in any such action, suit or proceeding any claim that service of process made in accordance with Section 23 hereof does not constitute good and sufficient service of process. The provisions of this Section 33G shall not restrict the ability of any party to enforce in any court any judgment obtained in the state or federal courts located in the State of New York. The Parties hereby irrevocably waive all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the subject matter hereof.

         H. BUSINESS REVIEWS. 3Com and MSSLO agree to conduct joint quarterly business reviews with Senior Management of both Parties for the purpose of reviewing the ongoing operational performance of 3Com and MSSLO as it relates to this Agreement, discuss anticipated business conditions, corrective and preventive action plans as necessary and appropriate respective strategic business decisions.

         IN WITNESS, the authorized representatives of the Parties have executed this Agreement.

For 3Com:                                     For MSSLO:

/s/ Randy Heffner                             /s/ John D. MacInnes
----------------------------                  --------------------------------
Signature                                     Signature

Name: Randy Heffner                           Name: John D. MacInnes
     -----------------------                       ---------------------------

Title: Senior Vice President                  Title: Treasurer
      ----------------------                       ---------------------------
 Manufacturing Operations
----------------------------                  --------------------------------
Date  September 30, 2000                       Date
      ----------------------                       ---------------------------

      MSL hereby joins this Agreement for the purposes set forth in this paragraph. MSL hereby guarantees to 3Com the performance by MSSLO of the obligations of MSSLO under this Agreement, and, in the event of default by MSSLO of any such obligations, MSL agrees to perform all such obligations as if MSL were MSSLO under this Agreement (subject to any limitations which would apply if MSL were MSSLO under this Agreement), and to indemnify and hold harmless 3Com from any loss, costs or damages arising out of any failure of MSSLO to perform any such obligations (subject to any limitations which would apply if MSL were MSSLO under this Agreement).

         MSL hereby expressly waives (a) diligence, presentment, demand for payment, acceptance or protest under this Agreement; (b) discharge due to the disability of MSSLO with respect to its obligations under this Agreement; (c) any requirement that 3Com exhaust any right, power or remedy or proceed against MSSLO or any other person that may be liable for any obligations of MSSLO hereunder and (d) notice of acceptance of its obligations under this Agreement and notice of non-performance by MSSLO. MSL specifically agrees that it shall not be necessary or required, and MSL shall not be entitled to require, that 3Com (i) file suit or proceed to assert any claim for personal judgement against MSSLO in respect of any obligations hereunder; (ii) make any effort at collection, enforcement or recovery of all or any part of any obligations hereunder from MSSLO; or (iii) exercise or assert any other right or remedy to which 3Com is or may be entitled in connection with any such obligations hereunder. Following the Effective Date, MSSLO and 3Com may amend or modify this Agreement, or settle or comprise any claim hereunder or thereunder, without consent of or notice to MSL. MSL assumes all responsibility for keeping apprised of the financial condition of MSSLO and its performance under this Agreement. To the extent any of the following are deemed applicable, MSL expressly waives, to the extent permitted by law, the benefit of California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2848, 2849, 2850, 2899 and 1432. MSL further agrees to be bound by Section 33G in connection with disputes arising under this Agreement. MSL hereby represents and warrants to 3Com that it has all requisite power and authority to join this

Agreement for the limited purposes stated in this paragraph and perform its obligations pursuant to this Agreement. MSL's obligations hereunder shall survive any termination of this Agreement with respect to the Surviving Obligations and any liability of MSSLO arising out of the terminated Agreement.

For MSL:
/s/ Kevin C. Melia
-------------------------------
Signature

Name:  Kevin C. Melia
      -------------------------
Title: Chairman and CEO
      -------------------------

-------------------------------
Date

     Confidential Materials omitted and filed with the Securities and Exchange
                     Commission. Asterisks denote omissions.

                                    EXHIBIT A

                              PRODUCTS AND PRICING

EXHIBIT A-1

                   A         B         C         D         E  ****




                                      ****

     Confidential Materials omitted and filed with the Securities and Exchange
                     Commission. Asterisks denote omissions.

         EXHIBIT A-2

         PRICING ALGORITHM

         Total Unit Pricing by MSSLO to 3Com will be determined in the following fashion:

                 ****

     Confidential Materials omitted and filed with the Securities and Exchange
                     Commission. Asterisks denote omissions.

         EXHIBIT A-3

         **** PRICING TO 3COM


SKU #                  A                   B                C                    D                  E  ****
-----------------------------------------------------------------------------------------------------------------
                       ****                ****             ****                 ****                  ****


     Confidential Materials omitted and filed with the Securities and Exchange
                     Commission. Asterisks denote omissions.

         EXHIBIT A-4

         ****

                                    EXHIBIT B

                        SPECIFICATION AND IPC610B CLASS 2

         Specifications shall be the existing specifications for the Products in use at the Chicago Facility, or as otherwise mutually agreed. Upon request from either Party, the Parties will mutually agree on additional documentation of such Specification.

                                    EXHIBIT C

                  3COM'S PACK-OUT AND PACKAGING SPECIFICATIONS

         Specifications shall be the existing specifications for the Products in use at the Chicago Facility, or as otherwise mutually agreed. Upon request from either Party, the Parties will mutually agree on additional documentation of such Specification.

                                    EXHIBIT D

                      LISTING OF MSSLO CONTROLLED MATERIALS

         [NONE.]

                                    EXHIBIT E

                     3COM'S AFFILIATES AND AUTHORIZED AGENTS

AFFILIATES:  3Com Technologies

AUTHORIZED AGENTS:  Manufacturer's Services Ltd.
                    Flextronics International
                    Century Electronics Manufacturing Inc.
                    Welwyn Systems
                    Mack Technology
                    Solectron Corporation
                    Jabil Circuits
                    WKK Technology, Ltd.

                                    EXHIBIT F

                        PERFORMANCE STANDARDS AND METRICS

           PERFORMANCE STANDARDS AND METRICS ADDRESSED IN THE CONTINUOUS
            IMPROVEMENT QUALITY PLAN REFERRED TO IN SECTION 10(B)

         Performance Standards and Metrics for period from the Effective Date until February 28, 2001 shall be the existing performance standards and metrics for the Products in use at the Chicago Facility.

         Performance Standards and Metrics for the remainder of the Term shall be mutually agreed upon by the Parties on or prior to February 28, 2001 and shall include such existing performance standards and metrics at a minimum. The Performance Standards and Metrics for the remainder of the Term shall be developed to phase-in the performance expectations of 3Com.

         Upon request from either Party, the Parties will mutually agree on additional documentation of the Performance Standards and Metrics.

                     OTHER PERFORMANCE STANDARDS AND METRICS

         Performance Standards and Metrics for ninety (90) days following the Effective Date shall be the existing performance standards and metrics for the Products in use at the Chicago Facility, or as otherwise mutually agreed.

         Performance Standards and Metrics for remainder of the Term shall be mutually agreed by the Parties prior to the expiration of such ninety (90) day period and shall include such existing performance standards and metrics at a minimum, The Performance Standards and Metrics for remainder of the Term shall be developed to phase-in the performance expectations of 3Com.

         Upon request from either Party, the Parties will mutually agree on additional documentation of such Performance Standards and Metrics.

                                    EXHIBIT G

                        LONG LEADTIME AUTHORIZATION FORM

         The following is a sample of the long leadtime authorization form to be completed by MSSLO and submitted to 3Com for approval in accordance with
Section 7A. The parties may amend this form upon mutual agreement.

         In accordance with Section 7A of the Supply Agreement dated as of September 30, 2000, between MSSLO and 3Com, MSSLO requests authorization from 3Com to order Materials beyond the quoted leadtime plus **** day period based on unique circumstances for the following devices.

         Affected 3Com division:
         3Com Part Number:
         Description of material:
         Affected assemblies:
         Name of supplier(s) of material:
         Reason/justification for requested authorization: New order leadtime period requested: Duration of this long leadtime authorization:

         MSSLO

         By:
            -----------------------------------------
         Print Name:
                    ---------------------------------
         Title:
               --------------------------------------
         Date:
              ---------------------------------------
         Approved:

        ---------------------------------------------

         3Com

         By:
            -----------------------------------------
         Print Name:
                    ---------------------------------
         Title:
               --------------------------------------
         Date:
              ---------------------------------------

                                    EXHIBIT H

                            ENVIRONMENTAL WARRANTIES

         To the extent the Products manufactured at the Chicago Facility are compliant with the following as of the Effective Date and with respect to any changes made by MSSLO after the Effective Date, MSSLO represents and warrants to 3Com that upon and after the Effective Date of this Agreement:

         (i) MSSLO will not provide any Product to 3Com which has come into physical contact with: (i) a Class I substance, as defined in Article 611 of the Federal Clean Air Act (the "Act"), during any portion of the manufacturing process; or (ii) a Class II substance, as defined in the Act and Title 40, Code of Federal Regulations, Article 82 (the "Code"), during any portion of the manufacturing process, where there has been a determination by the U.S. Environmental Protection Agency that there is a substitute product or manufacturing process for such product which does not rely on the use of such Class II substance, that reduces overall risk to human health and the environment, and that is currently or potentially available, in accordance with the Code.

         (ii) 3Com shall not be subjected to any warning or labeling requirements regarding a Class I substance or a Class II substance pursuant to the Act or any regulation promulgated under the Act, as a result of any Product provided by MSSLO to 3Com under this Agreement. MSSLO shall comply with applicable environmental regulations involving recyclable packaging to the extent such packaging is not specified by 3Com.

         (iii) The Products will not contain or be manufactured using ozone depleting substances including without limitation chlorofluorocarbons, halons, methylchloroforms and carbon tetrachlorides.

          In the event that the Chicago Facility is not compliant with any of the foregoing as of the Effective Date, the Parties will work to develop and implement a plan to achieve compliance on a going-forward basis.

                                    EXHIBIT I

                                STATEMENT OF WORK

PROTOTYPING/ENGINEERING SERVICES STATEMENT OF WORK

The Prototype/Engineering Services Statement of Work provided by 3Com shall include as a minimum:
Requestor and contact information
Part Number
Quantity
Drawings and BOMs or Access Location of BOMs, Program Files, CAD & Gerber Data
         # placements top side
         # placements bottom side
         # unique  part numbers

BOM Revision
Deviations to BOM
Unique Materials / Consigned Materials
Material Packaging: i.e. tape & reel, matrix tray, tube, bulk/loose, etc......

PWB Revision
Panelization

Requested Build Date
Requested Turn Around Time
Test Requirements (If any, 3Com to supply "Golden Hardware" for ICT test development if required.)
Special Instructions

MSSLO will need to provide feedback on:
Engineering NRE/Process Development
Documentation and Bom Structuring costs as requested and agreed to in prototype request
Assembly flow and control plan including any assumptions
Setup charges
Standby charges/Expedite Fees/Weekend charges
DFM, DFT, and DFA Feedback as requested and agreed to in prototype request Pricing on Common Materials
Lead-time and Delivery Date Commitments
Pricing on cost of conversion
Tooling Lead-time and costs
Test Strategy
Test Development and Fixture Costs
Test Development Lead-time

The above will be summarized in a prototype quote along with terms and conditions for completing the work.

                                    EXHIBIT J

                                   ECO PROCESS

         The Parties agree to follow the ECO Process currently in use in the Chicago Facility unless otherwise mutually agreed upon in writing.

                                    EXHIBIT K

                           NEW PRODUCT RELEASE PROCESS

         The Parties agree to follow the New Product release process currently in place in the Chicago Facility, unless otherwise agreed upon in writing.






                                     K-1